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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KAR AUCTION SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032

April 30, 2013

Dear Stockholder:

        We cordially invite you to attend KAR Auction Services' annual meeting of stockholders. The meeting will be held on Wednesday, June 12, 2013, at 9:00 a.m., Eastern Daylight Time, at the Renaissance Indianapolis North Hotel, 11925 North Meridian Street, in Carmel, Indiana 46032.

        At the meeting, stockholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached proxy statement.

        Thank you for your support of KAR Auction Services.

Sincerely,

James P. Hallett Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials
for our Stockholder Meeting to be Held on June 12, 2013

Our 2012 Annual Report and this proxy statement, each of which are being provided concurrently with this notice, are available electronically via the Internet at www.karauctionservices.com. We encourage you to review all of the important information contained in these proxy materials before voting.

        This proxy statement is dated April 30, 2013.
This proxy statement and the accompanying proxy card are being mailed to
KAR Auction Services' stockholders beginning on or about April 30, 2013.

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., Eastern Daylight Time, on June 12, 2013

Place	Renaissance Indianapolis North Hotel 11925 North Meridian Street Carmel, Indiana 46032

Items of Business	Proposal No. 1: To elect thirteen directors to the Board of Directors.

Proposal No. 2: To approve the material terms of the performance goals under the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan in accordance with Section 162(m) of the Internal Revenue Code.
Proposal No. 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2013.
To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date	You are entitled to vote at the annual meeting and at any adjournments or postponements thereof if you were a stockholder of record at the close of business on April 17, 2013.

Voting by Proxy	Please submit your proxy card as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

On Behalf of the Board of Directors,

April 30, 2013 Carmel, Indiana	Rebecca C. Polak Executive Vice President, General Counsel and Secretary

 TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	6
Directors Elected Annually	6
Director Independence	6
Board Nominations and Director Nomination Process	6
Diversity	7
Information Regarding the Nominees for Election to the Board of Directors	8
BOARD OF DIRECTORS STRUCTURE AND CORPORATE GOVERNANCE	13
Role of the Board of Directors	13
Board Leadership	13
Board of Directors Meetings and Attendance	13
Committees of the Board of Directors	13
Board of Directors' Oversight of Risk	14
Corporate Governance Documents	15
"Controlled Company" Exemption	16
Compensation Committee Interlocks and Insider Participation	16
Section 16(a) Beneficial Ownership Reporting Compliance	16
Director Compensation	16
Communications with the Board of Directors	18
Executive Sessions	19
PROPOSAL NO. 2 TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN IN ACCORDANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE	20
Background	20
Eligible Participants	20
Awards	21
Award Limitations	21
Performance Goals	21
New Plan Benefits	22
PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT AUDITORS	23
Proposal	23
Report of the Audit Committee	23
Fees Paid to KPMG	24
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	24
EXECUTIVE COMPENSATION	25
COMPENSATION DISCUSSION AND ANALYSIS	25
Overview	25
Compensation Philosophy and Objectives	25
The Role of the Compensation Committee and the Executive Officers in Determining Executive Compensation	25
Elements Used to Achieve Compensation Philosophy and Objectives	26

i

Employment and Severance Agreements	32
KAR LLC Override Units	33
Axle LLC Override Units	34
Tax and Accounting Considerations	35
Insider Trading Policy	36
Results of Say on Pay Votes at 2011 Annual Meeting	36
Compensation Committee Report	37
Analysis of Risk in the Company's Compensation Structure	37
Summary Compensation Table For 2012	38
Grants of Plan-Based Awards For 2012	39
Employment Agreements with Named Executive Officers	39
Outstanding Equity Awards at Fiscal Year-End For 2012	45
Option Exercises During Fiscal Year 2012	46
Potential Payments Upon Termination or Change In Control	46
Potential Payments Upon Termination or Change in Control—Tables	50
BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK	55
CERTAIN RELATED PARTY RELATIONSHIPS	60
Review and Approval of Transactions with Related Persons	60
Agreements in Connection with the 2007 Transactions	60
Director Designation Agreement	62
Transactions with Goldman, Sachs & Co. and its Affiliates	63
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS	64
APPENDIX A—KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN	A-1

ii

KAR AUCTION SERVICES, INC.
13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032

PROXY STATEMENT

 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation, by the Board of Directors of KAR Auction Services, Inc. (the "Company" or "KAR Auction Services"), of proxies to be voted at the Company's 2013 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the annual meeting to be held on June 12, 2013 beginning at 9:00 a.m., Eastern Daylight Time, at the Renaissance Indianapolis North Hotel, 11925 North Meridian Street, Carmel, Indiana 46032. Our proxy materials are being mailed to stockholders on or about April 30, 2013.

Q:
What proposals will be voted on at the annual meeting?

A:
There are three proposals scheduled to be voted on at the annual meeting:

  •
  To elect thirteen directors to the Board of Directors;

  •
  To approve the material terms of the performance goals under the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan (the "Omnibus Plan") in accordance with Section 162(m) of the Internal Revenue Code; and

  •
  To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for 2013.

Q:
What is the Board of Directors' voting recommendation?

A:
The Company's Board of Directors recommends that you vote your shares:

  •
  "FOR" each of the nominees to the Board of Directors;

  •
  "FOR" approval of the material terms of the performance goals under the Omnibus Plan in accordance with Section 162(m) of the Internal Revenue Code; and

  •
  "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for 2013.

Q:
Who is entitled to vote?

A:
All shares owned by you as of the record date, which is the close of business on April 17, 2013, may be voted by you. You may cast one vote per share of common stock that you held on the record date.

  These shares include shares that are:

    •
    held directly in your name as the stockholder of record; and

    •
    held for you as the beneficial owner through a stockbroker, bank or other nominee, including shares purchased under the KAR Auction Services, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan").

  On the record date, KAR Auction Services had approximately 137,105,649 shares of common stock issued and outstanding.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

  Stockholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by KAR Auction Services. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the annual meeting. KAR Auction Services has enclosed a proxy card for you to use. You may also vote on the Internet or by telephone, as described below under the heading "How can I vote my shares without attending the annual meeting?"

  Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the annual meeting. To vote these shares in person at the annual meeting, you must obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. You may also vote by Internet or by telephone, as described below under "How can I vote my shares without attending the annual meeting?"

Q:
How can I vote my shares in person at the annual meeting?

A:
Stockholder of Record.    Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to vote your shares in person at the annual meeting, please bring proof of identification. Even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. See "How can I vote my shares without attending the annual meeting?"

  Beneficial Owner.    Shares held in street name may be voted in person by you only if you obtain an account statement or letter from your bank, broker or other nominee indicating that you are the beneficial owner of the shares and a legal proxy from the record holder giving you the right to vote the shares. The account statement or letter must show that you were the beneficial owner of shares on April 17, 2013, the record date.

Q:
How can I vote my shares without attending the annual meeting?

A:
Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by voting in one of the following manners:

  •
  Internet.    Go to www.voteproxy.com and follow the instructions. You will need the control number included on your proxy card or voting instruction form;

  •
  Telephone.    Dial 1-800-PROXIES. You will need the control number included on your proxy card or voting instruction form; or

  •
  Mail.    Complete, date and sign your proxy card or voting instruction card and mail it using the enclosed, pre-paid envelope.

  If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for stockholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Daylight Time, on June 11, 2013.

Q:
If I am an employee holding shares pursuant to the Employee Stock Purchase Plan, how will my shares be voted?

A:
Employees holding stock acquired through the Employee Stock Purchase Plan will receive a voting instruction card covering all shares held in their individual account from Computershare, the plan record keeper. The voting instruction cards have an earlier return date than proxy cards. The record keeper for the Employee Stock Purchase Plan will vote your shares (i) in accordance with the specific instructions on your returned voting instruction card; or (ii) in its discretion, if you return a signed voting instruction card with no specific voting instructions.

Q:
What is the quorum requirement for the annual meeting?

A:
A quorum is necessary to hold the annual meeting. A quorum at the annual meeting exists if the holders of a majority of the Company's capital stock issued and outstanding and entitled to vote at the annual meeting are present in person or represented by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of Record.    If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

  Beneficial Owners.    If you are a beneficial owner of shares held in street name and do not provide the organization (e.g., broker or bank) that holds your shares in "street name" with specific voting instructions, the organization that holds your shares may generally vote on routine matters (Proposal No. 3 (ratification of auditor)) but cannot vote on non-routine matters (Proposal No. 1 (director elections) and Proposal No. 2 (approval of the material terms of the performance goals under the Omnibus Plan in accordance with Section 162(m) of the Internal Revenue Code)). If the organization that holds your shares does not receive instructions from you on how to vote your shares on Proposals No. 1 and 2, such organization will inform the inspector of election that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered shares entitled to vote, they will have no effect on the outcome of any proposal other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

Q:
Which proposals are considered "routine" or "non-routine?"

A:
The ratification of the appointment of KPMG as our independent registered public accounting firm for 2013 (Proposal No. 3) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3.

  The election of directors (Proposal No. 1) and the approval of the material terms of the performance goals under the Omnibus Plan in accordance with Section 162(m) of the Internal Revenue Code (Proposal No. 2) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1 and 2.

Q:
What is the voting requirement to approve each of the proposals?

A:
Thirteen director nominees have been nominated for election at the annual meeting. Directors will be elected by a plurality of the votes cast in the election of directors at the annual meeting, either in person or represented by a properly authorized proxy. This means that the thirteen nominees who receive the largest number of "FOR" votes cast will be elected as directors. Stockholders cannot cumulate votes in the election of directors. "Withhold" votes and broker non-votes will not have any effect on the election of directors, except in the case of "withhold" votes to the extent they revoke earlier dated proxies.

  The approval of the material terms of the performance goals under the Omnibus Plan in accordance with Section 162(m) of the Internal Revenue Code and the ratification of the appointment of our independent registered public accounting firm require the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the proposals. In accordance with Delaware law, only votes cast "FOR" a matter constitute affirmative votes. A properly executed proxy marked "abstain" with respect to the approval of the material terms of the performance goals under the Omnibus Plan in accordance with Section 162(m) of the Internal Revenue Code and/or the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, with respect to Proposals Nos. 2 and 3, abstentions will have the same effect as negative votes or votes "AGAINST" that matter. Broker non-votes will have no effect on these items.

Q:
What does it mean if I receive more than one proxy or voting instruction card?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:
Who will count the vote?

A:
A representative of American Stock Transfer & Trust Company, LLC will tabulate the votes and act as the inspector of election.

Q:
Can I revoke my proxy or change my vote?

A:
Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the annual meeting by:

  •
  providing written notice of revocation to the Secretary of the Company at 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032;

  •
  delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

  •
  attending the annual meeting and voting in person.

  Please note that your attendance at the annual meeting in person will not cause your previously granted proxy to be revoked unless you vote in person at the annual meeting to revoke your proxy. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted in person by you at the annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:
Who will bear the cost of soliciting votes for the annual meeting?

A:
The Board of Directors of the Company is soliciting your proxy to vote your shares of common stock at the annual meeting. KAR Auction Services will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. The Company also may reimburse brokerage firms and other persons representing beneficial owners of shares of KAR Auction Services' common stock for their expenses in forwarding solicitation material to such beneficial owners.

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The Company has adopted a procedure called "householding" which the Securities and Exchange Commission (the "SEC") has approved. Under this procedure, the Company is delivering a single copy of this proxy statement and the Company's Annual Report to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company's printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of this proxy statement and the Company's Annual Report will be promptly delivered to any stockholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of this proxy statement or the Company's Annual Report, stockholders may write or call the Company's transfer agent at the following address and telephone number: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219 or 1-800-937-5449. Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q:
Can I access the Company's proxy materials and Annual Report electronically?

A:
This proxy statement and the Company's Annual Report are available on our website at www.karauctionservices.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option and save the Company the cost of production and mailing these documents by registering for electronic access of future proxy statements at www.amstock.com. If you hold your KAR Auction Services stock through a bank, broker or other holder of record, you can choose this option and save the Company the cost of production and mailing these documents by registering for electronic access of future proxy statements at www.proxyvote.com.

  If you choose to view future proxy statements and annual reports over the Internet, you will receive a notice next year containing the Internet address to access our proxy statement and Annual Report. The notice also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions at the website addresses set forth above. Unless you subsequently elect to opt out, future notices will be available through Internet access. You do not have to re-elect Internet access each year.

Q:
How can I obtain a copy of KAR Auction Services' Annual Report on Form 10-K?

A:
Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC, are available to stockholders free of charge on KAR Auction Services' website at www.karauctionservices.com or by writing to KAR Auction Services, Inc. Investor Relations, 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032.

Q:
Where can I find the voting results of the annual meeting?

A:
KAR Auction Services will announce preliminary voting results at the annual meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting.

 PROPOSALS TO BE VOTED ON BY KAR AUCTION SERVICES' STOCKHOLDERS

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Directors Elected Annually

        Our Board of Directors and KAR LLC have nominated the thirteen individuals named below to stand for election to the Board of Directors at the annual meeting. KAR Auction Services' directors are elected each year by the stockholders at the annual meeting. We do not have a staggered or classified board. Each director's term will last until the 2014 annual meeting of stockholders and until such director's successor is duly elected and qualified, or such director's earlier death, resignation or removal. Directors are elected by a plurality of the votes cast at the annual meeting.

Director Independence

        The Board of Directors is responsible for determining the independence of our directors. Under the NYSE listing standards, a director qualifies as independent if the Board of Directors affirmatively determines that the director has no material relationship with us. While the focus of the inquiry is independence from management, the Board is required to broadly consider all relevant facts and circumstances in making an independence determination. Based upon its evaluation, our Board has affirmatively determined that the following directors meet the standards of "independence" established by the NYSE: David J. Ament, Kelly J. Barlow, Thomas J. Carella, Robert M. Finlayson, Peter R. Formanek, Michael B. Goldberg, Sanjeev Mehra, Church M. Moore, Gregory P. Spivy and Jonathan P. Ward. Brian T. Clingen, our Chairman of the Board, James P. Hallett, our CEO, and Thomas C. O'Brien, CEO of Insurance Auto Auctions, Inc. ("IAA"), are not independent directors.

        Mr. Barlow is not standing for re-election as a director at the annual meeting. As a result, there will be a vacancy on the Board unless another person is elected to fill the vacancy. Pursuant to the director designation agreement described under "Board Nominations and Director Nomination Process" below, KAR Holdings II, LLC ("KAR LLC") has nominated Ryan M. Birtwell to fill that vacancy. Our Board of Directors has evaluated Mr. Birtwell's independence and has affirmatively determined that, if elected, Mr. Birtwell would meet the standards of "independence" established by the NYSE.

Board Nominations and Director Nomination Process

        The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between the annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for board membership. When formulating its Board of Directors membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including stockholders, as it deems appropriate.

        Board candidates also are selected based upon various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. Board members are expected to prepare for, attend and participate in all Board of Directors and applicable committee meetings and the Company's annual meetings of stockholders.

        In accordance with its charter, the Board of Directors also considers candidates for election as a director of the Company recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Section 5 of the Company's Amended and Restated By-Laws for nominations by stockholders of persons to serve as directors, including the requirements of timely notice and certain information to be included in such notice. The Board of Directors generally evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Board of Directors.

        In connection with the Company's initial public offering, the Company entered into a director designation agreement that provides for the right of KAR LLC to directly nominate individuals to our Board of Directors. The director designation agreement provides that, for so long as KAR LLC owns more than 50% of our outstanding common stock, KAR LLC will have the right to nominate seven individuals to the Company's Board of Directors at each meeting of stockholders where directors are to be elected. KAR LLC's designees are as follows: David J. Ament, Ryan M. Birtwell, Thomas J. Carella, Michael B. Goldberg, Sanjeev Mehra, Church M. Moore and Gregory P. Spivy.

        An employment agreement entered into on February 27, 2012, between the Company and James P. Hallett, the Company's CEO, provides that Mr. Hallett shall be entitled to serve as a member of the Board of Directors for so long as the employment agreement is in effect.

Diversity

        The Nominating and Corporate Governance Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board of Directors review these factors, including diversity, in considering candidates for board membership.

 Information Regarding the Nominees for Election to the Board of Directors

        The following information is furnished with respect to each nominee for election as a director. All of the nominees, other than Mr. Birtwell, currently are directors. If a nominee is unavailable to serve as a director, your proxies will have the authority and discretion to vote for another nominee proposed by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the annual meeting. The ages of the nominees are as of the date of the annual meeting, June 12, 2013.

David J. Ament	Mr. Ament, 38, has been a member of the Board of Directors since April 2007.

Mr. Ament joined Parthenon Capital, a private equity firm, in 2003 and is a Managing Partner in its Boston office. Prior to joining Parthenon, he was a principal at Audax Group, a private equity firm, from 2001 to 2003. Prior to that, Mr. Ament was an investment professional at Apollo Advisors from 1997 to 2001. Mr. Ament serves on the Board of Directors of the following companies: Altegra Health, Inc., Abeo, Inc., ASG Security, Bryant and Stratton College, Eliza Corporation, IWP, Inc. and Triad Isotopes, Inc.
Mr. Ament is qualified to serve on the Board of Directors because he is a sophisticated investor with significant experience in the private equity industry.

Ryan M. Birtwell	Mr. Birtwell, 30, is a nominee for election as a director.

Mr. Birtwell joined ValueAct Capital in 2004 and has been a Partner since 2013. Mr. Birtwell is a holder of the right to use the Chartered Financial Analyst® designation. Mr. Birtwell serves on the Board of Directors of Seitel, Inc.
Mr. Birtwell is qualified to serve on the Board of Directors because he has significant experience in investment management and financial analysis.

Thomas J. Carella	Mr. Carella, 38, has been a member of the Board of Directors since April 2007.

Mr. Carella is a Managing Director of Goldman, Sachs & Co. Mr. Carella joined Goldman Sachs in 1997 and rejoined in 2004 following his graduation from Harvard Business School. Mr. Carella serves on the Board of Directors of Drayer Physical Therapy and HGI Global Holdings, Inc. Mr. Carella previously served as a director of Cequel Communications, LLC from May 2006 to November 2012.
Mr. Carella is qualified to serve on the Board of Directors because he is a sophisticated investor with significant experience in the private equity industry.

Brian T. Clingen	Mr. Clingen, 53, has been the Chairman of the Board of Directors since April 2007. Mr. Clingen serves on our Compensation Committee.

Mr. Clingen served as our Chief Executive Officer from April 2007 to September 2009. Mr. Clingen has served as a Managing Partner of BP Capital Management since 1998. Established in 1998, BP Capital Management manages private equity investments principally in the service and finance sectors. Prior to founding BP Capital Management, Mr. Clingen was the Chief Financial Officer of Universal Outdoor between 1988 and 1996. Kelso & Company invested in Universal Outdoor in 1993.
Mr. Clingen is qualified to serve on the Board of Directors because he has significant operational and investment experience, including in the automotive services industry.

Robert M. Finlayson	Mr. Finlayson, 63, has been a member of the Board of Directors since December 2009. Mr. Finlayson serves as the Chairman of our Audit Committee.

Mr. Finlayson was employed by the accounting firm of Ernst & Young LLP from 1975 through September 2008, when he retired as a partner. During that time, Mr. Finlayson served as the lead partner on a number of Fortune 500 company accounts as well as the accounts of several private equity firms. Mr. Finlayson also held several management positions at Ernst & Young, including leading the firm's private equity practice group and serving as a member of the firm's U.S. Executive Board of Directors, which was responsible for all partner-related matters in the United States.
Mr. Finlayson is qualified to serve on the Board of Directors and as the Chairman of the Audit Committee as a result of his accounting expertise and business leadership experience.

Peter R. Formanek	Mr. Formanek, 69, has been a member of the Board of Directors since December 2009. Mr. Formanek serves on our Audit Committee and our Compensation Committee.

Mr. Formanek has been a private investor since 1994 and has served on several public company boards. Prior to 1994, Mr. Formanek served as the President, Chief Operating Officer and a director of AutoZone, Inc., a retailer of auto parts, from 1987 to 1994. From 1969 to 1987, Mr. Formanek served in various roles for Malone & Hyde, a food wholesaler and specialty retailer. Mr. Formanek previously served as a director of Burger King Holdings, Inc. from September 2003 to October 2010.
Mr. Formanek is qualified to serve on the Board of Directors because he is a sophisticated investor with significant business leadership experience, including in the automotive industry.

Michael B. Goldberg	Mr. Goldberg, 66, has been a member of the Board of Directors since October 2009.

Mr. Goldberg joined Kelso & Company in 1991 and has been Managing Director since 1991. He spent the preceding two years as a Managing Director and co-head of the mergers and acquisitions department at The First Boston Corporation. Mr. Goldberg spent the previous eleven years practicing corporate law in the mergers and acquisitions group of Skadden, Arps, Meagher & Flom, becoming a partner in 1980. He spent the previous five years as an associate at Cravath, Swaine & Moore. Mr. Goldberg serves on the Board of Directors of Cronos Holding Company Ltd., Delphin Shipping LLC and Poseidon Containers Holdings LLC. Mr. Goldberg previously served as a director of RHI Entertainment, Inc. from August 2007 to March 2011, Buckeye GP Holdings L.P. from June 2007 to November 2010.
Mr. Goldberg is qualified to serve on the Board of Directors because he is a sophisticated investor whose legal background brings valuable board governance experience to our Board of Directors.

James P. Hallett	Mr. Hallett, 60, has been a member of the Board of Directors since April 2007 and has been our Chief Executive Officer since September 2009.

Mr. Hallett served as President and Chief Executive Officer of ADESA, Inc. ("ADESA") from April 2007 to September 2009. Mr. Hallett served as: Executive Vice President of ADESA, Inc. from May 2004 to May 2005; President of ADESA Corporation, LLC from March 2004 to May 2005; President of ADESA Corporation between August 1996 and October 2001 and again between January 2003 and March 2004; Chief Executive Officer of ADESA Corporation from August 1996 to July 2003; ADESA Corporation's Chairman from October 2001 to July 2003; Chairman, President and Chief Executive Officer of ALLETE Automotive Services, Inc. from January 2001 to January 2003 and Executive Vice President from August 1996 to May 2004. Mr. Hallett left ADESA in May 2005 and thereafter served as President of the Columbus Fair Auto Auction until April 2007.
Mr. Hallett is qualified to serve on the Board of Directors due to his significant business leadership experience and extensive knowledge of the automotive auction industry.

Sanjeev Mehra	Mr. Mehra, 54, has been a member of the Board of Directors since April 2007. Mr. Mehra serves on our Compensation Committee and as the Chairman of our Nominating and Corporate Governance Committee.

Mr. Mehra has served as a Managing Director of Goldman, Sachs & Co. in its Principal Investment Area since 1990. Mr. Mehra joined Goldman Sachs in 1986. Mr. Mehra serves on the Board of Directors of ARAMARK Corporation, Interline Brands, Inc., Max India Ltd., Sigma Electric, SunGard Data Systems, Inc. and TVS Logistics. Mr. Mehra previously served as a director and Chairman of the Board of Hawker Beechcraft, Inc. from March 2007 to February 2013. In addition, Mr. Mehra previously served as a director of First Aviation Services, Inc. from May 2008 to December 2012, Adam Aircraft Industries, Inc. from April 2003 to February 2008, Burger King Holdings, Inc. from December 2002 to October 2010, Madison River Telephone Company from October 1996 to April 2007 and Nalco Holding Company from November 2003 to May 2007.
Mr. Mehra is qualified to serve on the Board of Directors because he is a sophisticated investor with significant experience in the financial sector and has public company board experience.

Church M. Moore	Mr. Moore, 40, has been a member of the Board of Directors since April 2007. Mr. Moore serves on our Nominating and Corporate Governance Committee and as the Chairman of our Compensation Committee.

Mr. Moore joined Kelso & Company in 1998 and has been a Managing Director since 2007. For the preceding year, Mr. Moore was an associate at Investcorp International, Inc. For the previous three years, he was an analyst in the corporate finance group at BT Securities Corporation. Mr. Moore serves on the Board of Directors of Ellis Communications Group, LLC and Truck-Lite Co., LLC.
Mr. Moore is qualified to serve on the Board of Directors because he is a sophisticated investor with significant experience in the private equity industry.

Thomas C. O'Brien	Mr. O'Brien, 59, has been a member of the Board of Directors since April 2007 and has been the Chief Executive Officer of IAA since November 2000.

Prior to joining IAA, Mr. O'Brien served as President of Thomas O'Brien & Associates from 1999 to 2000, Executive Vice President of Safelite Glass Corporation from 1998 to 1999, Executive Vice President of Vistar, Inc. from 1996 to 1997 and President of U.S.A. Glass, Inc. from 1992 to 1996. Mr. O'Brien serves on the Board of Directors of CoreLogic, Inc.
Mr. O'Brien is qualified to serve on the Board of Directors due to his significant business leadership experience, including experience in businesses that provide services to the automotive industry.

Gregory P. Spivy	Mr. Spivy, 44, has been a member of the Board of Directors since April 2007. Mr. Spivy serves on our Compensation Committee.

Mr. Spivy joined ValueAct Capital in 2004 and has been a Partner since 2004. Prior to joining ValueAct Capital, Mr. Spivy worked with Gryphon Investors, a private equity fund, from 2002 to 2004. Previously, Mr. Spivy was a Managing Director at Fremont Partners from 1995 to 2000. Prior to joining Fremont Partners, Mr. Spivy was a director with The Bridgeford Group, and began his career in the mergers and acquisitions department of Lehman Brothers. Mr. Spivy serves as Chairman of the Board of Directors of Seitel, Inc. Mr. Spivy previously served as a director of MDS, Inc. from April 2008 to May 2010.
Mr. Spivy is qualified to serve on the Board of Directors because he is a sophisticated investor with significant experience in the financial sector.

Jonathan P. Ward	Mr. Ward, 59, has been a member of the Board of Directors since December 2009. Mr. Ward serves on our Audit Committee and our Nominating and Corporate Governance Committee.

Mr. Ward has served as an Operating Partner of Kohlberg & Co., an investment firm, since July 2009. Mr. Ward served as the former Chairman of the Chicago office of Lazard Ltd., an investment banking firm, and Managing Director of Lazard Freres & Co., LLC from November 2006 to June 2009. Mr. Ward served as Chairman and Chief Executive Officer of The ServiceMaster Company, a national service company, from 2002 to 2006, and President and Chief Executive Officer of ServiceMaster from 2001 to 2002. Mr. Ward was President and Chief Operating Officer of RR Donnelley & Sons Company, a commercial printing company, from 1997 to 2001. Mr. Ward serves on the Board of Directors of Hub Group, Inc., Standard Parking Corporation and The Hillshire Brands Company. Mr. Ward previously served as a director of United Stationers, Inc. from July 2011 to June 2012.
Mr. Ward is qualified to serve on the Board of Directors as a result of his financial expertise and business leadership experience and has public company board experience.

KAR AUCTION SERVICES' BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE ELECTION OF THE FOREGOING THIRTEEN NOMINEES
TO THE BOARD OF DIRECTORS.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" THE
ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS
PROXY STATEMENT AND THE PROXY CARD UNLESS STOCKHOLDERS SPECIFY A
CONTRARY VOTE.

 BOARD OF DIRECTORS STRUCTURE AND CORPORATE GOVERNANCE

Role of the Board of Directors

        The Company's business and affairs are managed under the direction of the Board of Directors, which is the Company's ultimate decision-making body, except with respect to those matters reserved to the Company's stockholders. The Board of Directors, among other things, establishes the Company's overall corporate policies, evaluates the Company's Chief Executive Officer and the senior leadership team and oversees senior management. The Board of Directors also oversees the Company's business strategy and planning, as well as the performance of management in executing the Company's business strategy, assessing and managing risks and managing the Company's day-to-day operations.

Board Leadership

        Currently, KAR Auction Services separates the roles of Chairman of the Board of Directors and Chief Executive Officer. Separating these roles allows our Chief Executive Officer to focus on the day-to-day management of our business and our Chairman of the Board of Directors to lead the Board of Directors and focus on providing advice and general oversight of management. Given the time and effort that is required of each of these positions, the Company currently believes it is best to separate these roles. However, neither the Company's Amended and Restated By-Laws nor the Company's Corporate Governance Guidelines requires that the Company separate these roles and the Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors, or if the roles must remain separate. The Board of Directors believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.

Board of Directors Meetings and Attendance

        The Board of Directors held 13 meetings during 2012. All of the directors attended at least 75% of the meetings of the Board of Directors and Board committees on which they served during 2012. As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders. Last year's annual meeting of stockholders was attended, either in person or by telephone, by substantially all of the directors.

Committees of the Board of Directors

        In 2012, the Board of Directors maintained three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. A description of each Board committee is set forth below.

        Audit Committee.    Our Audit Committee assists the Board of Directors in its oversight of the integrity of our financial statements, our independent registered public accounting firm's qualifications and independence and the performance of our independent registered public accounting firm. The Audit Committee reviews the audit plans and findings of our independent registered public accounting firm and our internal audit team and tracks management's corrective action plans where necessary; reviews our financial statements, including any significant financial items and changes in accounting policies or practices, with our senior management and independent registered public accounting firm; reviews our financial risk and control procedures, compliance programs and significant tax, legal and regulatory matters; and has the sole discretion to appoint annually our independent registered public accounting firm, evaluate its independence and performance and set clear hiring policies for employees or former employees of the independent registered public accounting firm. The Audit Committee held five meetings during 2012. Messrs. Finlayson, Formanek and Ward, who comprise the Audit Committee, are "financially literate" under the rules of the New York Stock Exchange (the "NYSE").

Mr. Finlayson serves as Chairman of the Audit Committee and has been designated as our "audit committee financial expert" as that term is defined by the SEC. In addition, the Board of Directors has determined that each of the members of the Audit Committee meets the standards of "independence" established by the NYSE and is "independent" under the independence standards for audit committee members adopted by the SEC.

        Compensation Committee.    The Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee establishes, reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and approves the compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under our equity plans. The Compensation Committee held four meetings during 2012. The Compensation Committee is comprised of Messrs. Clingen, Formanek, Mehra, Moore and Spivy. Mr. Moore serves as Chairman of the Compensation Committee. All of the members of the Compensation Committee are independent under the NYSE rules, except for Mr. Clingen. The Compensation Committee did not retain a compensation consultant in 2012.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board of Directors concerning governance matters. The Nominating and Corporate Governance Committee held one meeting during 2012. The Nominating and Corporate Governance Committee is comprised of Messrs. Barlow, Mehra, Moore and Ward. Mr. Mehra serves as Chairman of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are independent under the NYSE rules.

        Each of our committees operates pursuant to a written charter. Copies of the committee charters are available on KAR Auction Services' website at www.karauctionservices.com on the "Investor Relations" page under the link "Corporate Governance." The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.

Board of Directors' Oversight of Risk

        Our management is responsible for the management and assessment of risk at the Company, including communication of the most material risks to the Board of Directors and its committees. The Board of Directors provides oversight with respect to risk practices implemented by management, except for the oversight of risks that have been specifically delegated to a committee of the Board of Directors. Even when the oversight of a specific area of risk has been delegated to a committee, the Board of Directors may maintain oversight over such risks through the receipt of reports from the committee chairpersons to the Board of Directors at each regularly scheduled Board of Directors meeting. The Board of Directors and committee reviews occur principally through the receipt of regular reports from management to the Board of Directors on these areas of risk, and discussions with management regarding risk assessment and risk management.

        At its regularly scheduled meetings, the Board of Directors generally receives a number of reports which include information relating to risks faced by the Company. The Company's Chief Financial Officer provides a report on the Company's results of operations, its liquidity position, including an analysis of prospective sources and uses of funds, and the implications to the Company's debt covenants and credit rating, if any. The Chief Executive Officer of each primary business unit provides an operational report, which includes information relating to strategic, operational and competitive risks. Finally, the Company's General Counsel provides a privileged report which provides information regarding the status of the Company's material litigation and related matters, including environmental updates and the Company's continuing compliance with applicable laws and regulations. At each regularly scheduled Board of Directors meeting, the Board of Directors also receives reports from committee chairpersons, which may include a discussion of risks initially overseen by the committees for discussion and input from the Board of Directors. As noted above, in addition to these regular reports, the Board of Directors receives reports on specific areas of risk from time to time, such as regulatory, cyclical or other risks that are not covered in the regular reports given to the Board of Directors and described above.

        The Board of Directors' leadership structure, through its committees, also supports its role in risk oversight. The Audit Committee maintains initial oversight over risks related to the integrity of the Company's financial statements; internal controls over financial reporting and disclosure controls and procedures (including the performance of the Company's internal audit function); the performance of the independent auditor; and oversees the Company's responses to ethics issues arising from the Company's whistleblower hotline. The Company's Compensation Committee maintains oversight over risks related to the Company's compensation practices. The Nominating and Corporate Governance Committee monitors potential risks to the effectiveness of the Board of Directors, notably director succession, composition of the Board of Directors and the principal policies that guide the Company's governance.

Corporate Governance Documents

        The Board of Directors has adopted the following corporate governance documents:

Document	Purpose/Application
Code of Business Conduct and Ethics	Applies to all of the Company's employees, officers and directors, including those officers responsible for financial reporting.
Code of Ethics for Principal Executive and Senior Financial Officers	Applies to the Company's principal executive officer, principal financial and accounting officer and such other persons who are designated by the Board of Directors.
Corporate Governance Guidelines	Contains general principles regarding the functions of the Board of Directors and its committees.
Committee Charters	Applies to the following Board committees, as applicable: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

        We expect that any amendments to the codes of ethics, or any waivers of their requirements for executive officers and directors, will be disclosed on the Company's website. The foregoing documents are available at www.karauctionservices.com under the "Investor Relations" link on the "Corporate Governance" page and in print to any stockholder who requests them. Requests should be made to KAR Auction Services, Inc., Investor Relations, 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.

 "Controlled Company" Exemption

        KAR LLC controls a majority of the voting power of our outstanding common stock. The Equity Sponsors and management indirectly own through their investment in KAR LLC approximately 56% of our common stock. As a result, we are a "controlled company" within the meaning of the NYSE corporate governance standards. Under the NYSE rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a "controlled company" and may elect not to comply with certain NYSE corporate governance standards, including:

  •
  the requirement that a majority of the Board of Directors consist of independent directors;

  •
  the requirement that we have a nominating/corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities;

  •
  the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and

  •
  the requirement for an annual performance evaluation of the nominating/corporate governance and compensation committees.

        We utilize certain of these exemptions. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance requirements.

Compensation Committee Interlocks and Insider Participation

        For the fiscal year ended December 31, 2012, the Compensation Committee was comprised of Church M. Moore (Chairman), Brian T. Clingen, Peter R. Formanek, Sanjeev Mehra and Gregory P. Spivy. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or our Compensation Committee. None of the members of the Compensation Committee is now or was previously an officer or employee of the Company, other than Mr. Clingen who is the Chairman of the Board of Directors and served as the Company's Chief Executive Officer from April 2007 to September 2009. See "Certain Related Party Relationships" for a description of certain relationships between the Company and members of the Compensation Committee or their affiliated companies.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KAR Auction Services' directors and executive officers and persons who own more than 10% of the issued and outstanding shares of the Company's common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors and executive officers, the Company believes that all such filing requirements were met during 2012, other than one late Form 4 filed on April 5, 2013 by Jonathan P. Ward reporting phantom shares received in connection the reinvestment of dividend equivalents pursuant to the terms of the KAR Auction Services, Inc. Directors Deferred Compensation Plan.

Director Compensation

        We use a combination of cash and stock-based incentive compensation to attract and retain independent, qualified candidates to serve on the Board of Directors. In setting director compensation,

we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level we require of members of our Board of Directors.

Cash and Stock Retainers

        Cash.    Members of the Board of Directors who are not our employees nor employed by Kelso Investment Associates VII, L.P., GS Capital Partners VI, L.P., ValueAct Capital Master Fund, L.P. or Parthenon Investors II, L.P. and their respective affiliates (collectively, the "Equity Sponsors"), which collectively own through KAR LLC a majority of the common stock of KAR Auction Services, are entitled to receive an annual cash retainer of $50,000. Such directors may elect to receive their annual cash retainer in common stock. The Chairperson of the Audit Committee receives an additional cash retainer of $10,000. One-fourth of the annual cash retainer is paid at the end of each quarter, provided that the director served as a director in such fiscal quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attending Board of Directors meetings and committee meetings.

        Stock.    In addition to the annual cash compensation, directors who are not employed by us or the Equity Sponsors receive an annual stock retainer of $75,000 of our common stock in the form of restricted stock. Pursuant to our Policy on Granting Equity Awards, unless specifically provided otherwise by the Compensation Committee or the Board of Directors, annual grants for directors are effective on the date of the annual meeting at which the director was elected or re-elected. One-fourth of the annual restricted stock grant vests quarterly following the date of the grant. The number of shares of our common stock received is based on the value of the shares on the date of the restricted stock grant.

Directors Deferred Compensation Plan

        Our Board of Directors adopted the KAR Auction Services, Inc. Directors Deferred Compensation Plan (the "Director Deferred Compensation Plan") in December 2009. Pursuant to the terms of the Director Deferred Compensation Plan, each director who is not employed by us or the Equity Sponsors may elect to defer the receipt of his cash director fees into a pre-tax interest-bearing deferred compensation account, which account accrues interest (credited to the account quarterly) as described in the Director Deferred Compensation Plan. Directors also may choose to receive all or a portion of their annual stock retainer in the form of a deferred share account. The plan provides that the amount of cash in a director's deferred cash account, plus a number of shares of common stock equal to the number of shares in the director's deferred share account, will be delivered to a director within 60 days following the date of the director's departure from the Board of Directors, with cash being paid in lieu of any fractional shares.

Director Compensation Paid in 2012

        The following table provides information regarding the compensation paid to our directors.

Name	Fees Earned or Paid in Cash(1)		Stock Awards(2)		Total
Robert M. Finlayson	$60,000		$75,000		$135,000
Peter R. Formanek	$50,000	(3)	$75,000		$125,000
Jonathan P. Ward	$50,000		$75,000	(4)	$125,000

(1)
The amounts represent the $50,000 annual cash retainer paid to each director who is not employed by the Company or one of our Equity Sponsors, plus an additional $10,000 paid to Mr. Finlayson for serving as the Chairman of the Audit Committee.

(2)
The amounts represent the aggregate grant date fair value, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), of 4,778 shares of restricted stock awarded to each director who is not employed by the Company or one of our Equity Sponsors as an annual stock retainer for the period of May 2012 through June 2013.

(3)
Mr. Formanek elected to receive his annual cash retainer in shares of the Company's common stock.

(4)
Mr. Ward elected to receive his annual stock retainer in a deferred share account pursuant to the Director Deferred Compensation Plan.

        Directors that are employed by the Company or the Equity Sponsors are not entitled to receive any fees for serving as a member of our Board of Directors. Mr. Clingen served as Chairman of the Board of Directors, which is also an executive officer position, during the last fiscal year and received a salary for that year solely resulting from holding such officer position. In 2012, Mr. Clingen elected to not receive a bonus payout from the Company. Mr. Clingen is not a named executive officer and did not receive any additional compensation for services provided as Chairman of the Board in 2012. Mr. Clingen's compensation in 2012 as an executive officer was approved by the Compensation Committee of the Board of Directors.

Stock Ownership

        The following table sets forth information regarding the number of shares of our common stock held by each director who is not employed by the Company or one of our Equity Sponsors as of the record date, April 17, 2013:

Name	Shares of Common Stock
Robert M. Finlayson	16,237	(1)
Peter R. Formanek	23,050	(1)
Jonathan P. Ward	16,405	(1)(2)

(1)
4,778 of these shares are shares of restricted stock that were granted pursuant to the Omnibus Plan and one-fourth of the grant vests every three months from the date of grant, May 16, 2012, and such grant is subject to forfeiture until vested.

(2)
8,833 of these shares are phantom stock which is deferred in Mr. Ward's account in the Director Deferred Compensation Plan and will be settled for shares of KAR common stock on a one-for-one basis.

Communications with the Board of Directors

        Any interested parties desiring to communicate with the Chairman of the Board of Directors or any of the independent directors regarding the Company may directly contact such directors by delivering such correspondence to the Company's General Counsel at KAR Auction Services, Inc., 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032.

        The Audit Committee of the Board of Directors has established procedures for employees, stockholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, auditing or any other matters.

 Executive Sessions

        The independent directors of the Company meet in executive session at regularly scheduled Board of Directors meetings, if needed, and the members of the Audit Committee generally meet in executive session at each regularly scheduled, in person Audit Committee meeting. The Company's Corporate Governance Guidelines state that the Chairman of the Board of Directors, if an independent director, or the lead independent director shall preside at such executive sessions, or in such director's absence, another independent director designated by the Chairman of the Board of Directors or the lead independent director, as applicable, shall preside at such executive sessions. Our Chairman of the Board is not an independent director and we currently do not have a designated lead director. Until such time as the Board of Directors appoints a lead independent director, for all executive sessions of the non-employee or independent directors, the independent directors will rotate as the presiding director.

 PROPOSAL NO. 2
TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER
THE KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN
IN ACCORDANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

        We are asking our stockholders to approve the material terms for performance-based awards under the Omnibus Plan in order to permit certain awards under the Omnibus Plan to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote. We are not seeking approval of additional shares under or any amendment to the Omnibus Plan.

Background

        Section 162(m) generally limits a corporation's federal tax deduction for compensation paid to the chief executive officer and the three other most highly compensated officers other than the chief financial officer (the "Covered Employees") to $1 million. This deduction limit does not apply to qualifying performance-based compensation. Compensation can qualify as performance-based only if the material terms of the performance goals are disclosed to and approved by the company's stockholders before the compensation is paid and other requirements are satisfied.

        Our Board of Directors adopted the Omnibus Plan on December 10, 2009, prior to our initial public offering, and recently amended the Omnibus Plan on April 19, 2013 to make certain immaterial revisions and revisions necessary to comply with Section 162(m). Plans adopted prior to an initial public offering, such as the Omnibus Plan, generally have the benefit of a reliance period under Section 162(m) following the initial public offering, during which compensation paid to Covered Employees is not subject to the $1 million deduction limit described above. The material terms of the plan for Section 162(m) purposes—(i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goals are based; and (iii) award limitations under the plan—must be approved by stockholders no later than the first stockholder meeting that occurs after three calendar years have elapsed since the year in which the initial public offering occurred.

        Because the 2013 annual meeting is the first stockholder meeting occurring after the three-year period following the Company's initial public offering, we are asking our stockholders to approve the material terms of the plan for Section 162(m) purposes in order to grant awards under the Omnibus Plan that may qualify for the performance-based compensation exception to Section 162(m). If this proposal is not approved by our stockholders, we will not be able to grant awards under the Omnibus Plan that are designed to qualify for the performance-based compensation exception to Section 162(m) and we may not be able to take a tax deduction for portions of awards granted to our Covered Employees.

        The following description addresses the limited aspects of the Omnibus Plan described above. This description is qualified in its entirety by the full text of the Omnibus Plan, which is attached as Appendix A to this proxy statement.

Eligible Participants

        The employees, directors and independent contractors and consultants of the Company and its affiliates who are chosen by the Compensation Committee are eligible to receive awards under the Omnibus Plan. As of March 31, 2013, there were approximately 12,184 employees, 13 directors and 450 independent contractors and consultants of the Company and its affiliates.

 Awards

        Under the Omnibus Plan, the Compensation Committee is authorized to grant options, restricted shares, share appreciation rights ("SARs"), other share-based awards or cash-based awards, each of which may be made subject to the achievement of specified performance goals established by the Compensation Committee.

Award Limitations

        The aggregate awards granted during any calendar year to any single individual shall not exceed (i) 600,000 shares subject to options or SARs; (ii) 300,000 shares subject to restricted shares or other share-based awards; and (iii) $5,000,000 with respect to cash-based awards. The exercise price applicable to option and SAR grants is equal to the fair market value of a share of the Company's common stock on the applicable grant date, generally determined based on the closing sale price on the New York Stock Exchange on the grant date. No more than 6,492,683 shares of our common stock, in the aggregate, may be issued pursuant to awards under the Omnibus Plan.

Performance Goals

        Awards under the Omnibus Plan to a Covered Employee may be made subject to the attainment of Performance Goals relating to one or more of the following business criteria within the meaning of Section 162(m): (i) earnings, including one or more of operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, adjusted EBITDA, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) cumulative earnings per share growth; (xiii) operating margin or profit margin; (xiv) cost targets, reductions and savings, productivity and efficiencies; (xv) strategic business criteria, consisting of one or more objectively determinable objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvi) objectively determinable personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xvii) any combination of, or a specified increase in, any of the foregoing.

        Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). Each of the foregoing Performance Goals shall be subject to certification by the Compensation Committee. The Compensation Committee has the authority to specify reasonable definitions for any Performance Goals it uses and the definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any affiliate thereof or the financial statements of the Company or any affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles (in each case, to the extent not inconsistent with Section 162(m), if applicable).

New Plan Benefits

        The Compensation Committee has established the 2013 Annual Incentive Plan for the Company's executive officers as a cash-based award under the Omnibus Plan. No decisions have been made on the amount and type of other performance-based awards that are to be made under the Omnibus Plan to participants in the future. The following table sets forth certain information relating to the amount of the 2013 target bonus that would be payable under the cash-based award to the Company's named executive officers and executive officers and employees. No amounts have been included relating to other performance-based awards as the amounts of any such awards are not determinable at this time.

Name and Position	Target Dollar Value
James Hallett CEO	$832,320
Eric Loughmiller CFO	$325,393
Thomas Caruso CEO and President of ADESA	$510,000
Thomas O'Brien CEO of IAA	$511,801
Donald Gottwald CEO and President of AFC	$424,483
Executive Officers as a Group	$4,117,467
Non-Executive Directors as a Group	N/A
Non-Executive Officers as a Group	$30,356,290

KAR AUCTION SERVICES' BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER
THE KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN IN
ACCORDANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR"
PROPOSAL NO. 2 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

 PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT AUDITORS

Proposal

        The Audit Committee has appointed KPMG to serve as KAR Auction Services' independent registered public accounting firm for its fiscal year ending December 31, 2013. The Audit Committee and the Board of Directors seek to have the stockholders ratify the Audit Committee's appointment of KPMG, which has served as KAR Auction Services' independent registered public accounting firm since 2006. Although KAR Auction Services is not required to seek stockholder approval of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment of KPMG is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote.

        Representatives of KPMG will be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

KAR AUCTION SERVICES' BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR"
PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

Report of the Audit Committee

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of directors who have been determined by the Board of Directors to be independent of the Company as prescribed by the NYSE and other regulators. The Company's management has the primary responsibility for the financial statements and for the reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the financial statements prepared by management, expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, and auditing the Company's internal control over financial reporting and expressing an opinion thereon. In this context, the Audit Committee has met and held discussions with management and KPMG, the Company's independent registered public accounting firm, regarding the fair and complete presentation of the Company's financial statements and the assessment of the Company's internal control over financial reporting.

        The Audit Committee has discussed with KPMG matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T, and has reviewed and discussed KPMG's independence from the Company and its management. As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG's communications with the Audit Committee concerning independence, and the Audit Committee has discussed KPMG's independence from the Company. The Audit Committee also has considered whether KPMG's provision of non-audit services to the Company is compatible with the auditor's independence. The Audit Committee has concluded that KPMG is independent from the Company and its management.

        The Audit Committee meets with the Chief Financial Officer, the Vice President of Internal Audit and representatives of KPMG, in regular and executive sessions, to discuss the audited financial statements, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting and compliance programs.

        In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

The Audit Committee
Robert M. Finlayson (Chairman)
Peter R. Formanek
Jonathan P. Ward

Fees Paid to KPMG

        The following table sets forth the aggregate fees charged to KAR Auction Services by KPMG for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2012 and 2011 and for other services rendered during 2012 and 2011 to KAR Auction Services and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

Fee Category	2012	2011
Audit Fees(1)	$2,089,500	$2,086,500
Audit-Related Fees(2)	100,500	40,000
Tax Fees(3)	37,222	—
All Other Fees(4)	—	—

Total Fees	$2,227,222	$2,126,500

(1)
Audit Fees:    Consist of fees for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in the Company's quarterly reports, the audit of our internal control over financial reporting and services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

(2)
Audit-Related Fees:    Consist principally of professional services rendered with respect to our registration statements filed on Form S-3 and Form S-8. Also includes professional services rendered in connection with the audit of our 401(k) benefit plan and certain procedures in connection with due diligence.

(3)
Tax Fees:    Consist of fees for various tax planning projects.

(4)
All Other Fees:    There were no fees billed for services not included above for 2012 and 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        KAR Auction Services' independent auditor fee pre-approval policy provides for an annual process through which the Audit Committee evaluates the nature and scope of the audit prior to the commencement of the audit. The Audit Committee also evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The Audit Committee reviews schedules of specific services to be provided. If other services are provided outside of this annual process, under the policy they may be (i) pre-approved by the Audit Committee at a regularly scheduled meeting; or (ii) by the Chairman of the Audit Committee, acting between meetings and reporting back to the Audit Committee at the next scheduled meeting. All audit, audit-related and tax services described above were approved by the Audit Committee before such services were rendered.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The following discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this proxy statement that describe the compensation awarded to, earned by, and paid to the named executive officers.

        Our named executive officers for the last completed fiscal year were (i) our principal executive officer, or PEO; (ii) our principal financial officer, or PFO; and (iii) the three most highly compensated executive officers (other than the PEO and the PFO) who were serving as executive officers at the end of the last completed fiscal year. The following persons were our named executive officers for the period covered by this compensation discussion and analysis:

  •
  James Hallett, Chief Executive Officer (PEO) of KAR Auction Services;

  •
  Eric Loughmiller, Executive Vice President and Chief Financial Officer (PFO) of KAR Auction Services;

  •
  Thomas Caruso, Chief Executive Officer and President of ADESA;

  •
  Thomas O'Brien, Chief Executive Officer of IAA; and

  •
  Donald Gottwald, Chief Executive Officer and President of AFC.

Compensation Philosophy and Objectives

        We believe that the compensation of named executive officers should be (i) closely aligned with our performance on both a short-term and long-term basis; (ii) linked to specific, measurable results intended to create value for stockholders; and (iii) competitive in attracting and retaining key executive talent in the vehicle remarketing and auto finance industry. Each of the compensation programs that we have developed and implemented is intended to satisfy one or more of the following specific objectives:

  •
  motivate and focus our executive officers through incentive compensation programs directly tied to our financial results;

  •
  support a one-company culture and encourage synergies between all business units by aligning rewards with long-term overall Company performance and stockholder value;

  •
  provide a significant percentage of total compensation through variable pay based on pre-established goals and objectives;

  •
  enhance our ability to attract and retain skilled and experienced executive officers;

  •
  align the interests of our executive officers with the interests of our stockholders so that they manage from the perspective of owners with an equity stake in the Company; and

  •
  provide rewards commensurate with performance and with competitive market practices.

The Role of the Compensation Committee and the Executive Officers in Determining Executive Compensation

        Composition of the Compensation Committee.    The Compensation Committee of our Board of Directors is comprised of Church M. Moore (Chairman), Brian T. Clingen, Peter R. Formanek, Sanjeev Mehra and Gregory P. Spivy. Messrs. Mehra, Moore and Spivy are directors who were appointed by KAR LLC pursuant to a director designation agreement between KAR Auction Services and KAR LLC.

        Role of the Compensation Committee.    The Compensation Committee has primary responsibility for all compensation decisions relating to our named executive officers. The Compensation Committee reviews the aggregate level of our executive compensation, as well as the mix of elements used to compensate our named executive officers on an annual basis. In light of the unique mix of businesses that comprise KAR Auction Services and the lack of directly comparable public companies, the Compensation Committee has not identified a specific peer group of companies for comparative purposes and does not formally engage in benchmarking of compensation. Further, the Compensation Committee has not engaged a compensation consultant to assist in the annual review of our compensation practices or the development of compensation programs for our named executive officers, though the Compensation Committee has the authority to do so if it deems that such assistance is necessary or would otherwise be beneficial.

        Role of the Executive Officers.    Mr. Hallett regularly participates in meetings of the Compensation Committee at which compensation actions involving our named executive officers are discussed. Mr. Hallett assists the Compensation Committee by making recommendations regarding compensation actions relating to the executive officers other than himself. Mr. Hallett and Mr. Clingen each recuse themselves and do not participate in any portion of any meeting of the Compensation Committee at which their compensation is discussed.

Elements Used to Achieve Compensation Philosophy and Objectives

Components of Executive Compensation for 2012

        The Compensation Committee has established a total compensation and benefits program for our named executive officers that consist of the following:

  •
  base salary;

  •
  annual incentive opportunity;

  •
  long-term incentive opportunity;

  •
  retirement, health and welfare benefits; and

  •
  limited perquisites and personal benefits.

Base Salary

        General.    Base salary is the fixed component of total annual cash compensation and is intended to reward the named executive officers for their past performance, offer security to the executive officers and facilitate the attraction and retention of a skilled and experienced executive management team. The Compensation Committee reviews base salaries for our named executive officers annually and as it deems necessary and appropriate in connection with any promotion or other change in responsibility of a named executive officer.

        Annual salary levels for our named executive officers are based upon various factors, including the individual's performance, budget guidelines, experience, business unit responsibilities, tenure in the particular position and the terms of any employment agreements with the named executive officers. In addition, the Compensation Committee also considers the amount and relative percentage of total compensation that is derived from base salary when setting the compensation of our executive officers. The Compensation Committee has not, however, established a policy or a specific formula for such purpose.

        In view of the wide variety of factors considered by the Compensation Committee in connection with determining the base salary of each of our named executive officers, the Compensation Committee has not attempted to rank or otherwise assign relative weights to the factors that it considers. The Compensation Committee considers all the factors as a whole in reaching its determination. The Compensation Committee collectively makes its determination with respect to base salaries based on the conclusions reached by its members, in light of the factors that each of them considered appropriate.

        Base Salaries for 2012.    At its February 9, 2012 meeting, the Compensation Committee reviewed the 2012 base salaries of each of our named executive officers. Based upon the recommendation of management, the Compensation Committee concluded that no increases in the base salaries of the named executive officers would be approved at that time.

        Base Salaries for 2013.    At its February 20, 2013 meeting, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2013. After considering multiple factors, including, without limitation, the performance of the Company and the contribution of each named executive officer, the Compensation Committee approved a 2% increase in the base salaries for Messrs. Hallett, Loughmiller, Caruso, O'Brien and Gottwald. The amount of the increase was consistent with the overall 2% merit increase pool established for the Company. The increases resulted in the following salaries, which were retroactive to January 1, 2013: Mr. Hallett—$832,320; Mr. Loughmiller—$433,857; Mr. Caruso—$510,000; Mr. O'Brien—$511,801; and Mr. Gottwald—$424,483.

Annual Cash Incentive Plans

        General.    We provide annual cash incentive opportunities to our named executive officers in order to:

  •
  align annual incentives with overall Company financial results;

  •
  align annual incentives, where appropriate, with business unit or division financial results; and

  •
  align the interests of our executives with the interests of our stockholders.

        Annual cash incentive opportunities are established for each named executive officer by the Compensation Committee based upon a number of factors including the job responsibilities of such executive and internal equity among the named executive officers. Consistent with our compensation philosophy and objectives, the Compensation Committee sets annual incentive bonus targets in amounts which are intended to encourage the achievement of certain levels of performance and provide a significant portion of each named executive officer's compensation through variable pay based upon pre-established goals and objectives. Generally, named executive officers with greater job responsibilities have a significant proportion of their annual cash compensation tied to Company performance through their annual incentive opportunity. The Compensation Committee has not, however, established a policy or a formula for the purpose of calculating the specific amount or relative percentage of total compensation that should be derived from annual cash incentive opportunities.

        The KAR Auction Services, Inc. Annual Incentive Plan.    The KAR Auction Services, Inc. Annual Incentive Plan (the "Annual Incentive Plan"), which is part of the Omnibus Plan, was adopted for the purpose of motivating and rewarding the successful achievement of pre-determined financial objectives at KAR Auction Services and its subsidiaries. Under such plan, the grant of cash based awards to eligible participants is contingent upon the achievement of certain corporate performance goals as determined by the Compensation Committee.

        The Compensation Committee uses "Adjusted EBITDA" (as defined below and in the Company's senior credit agreement, for KAR Auction Services, ADESA and IAA and adjusted EBTDA for AFC,

depending upon the named executive officer) as the measure of performance when establishing annual performance objectives for the named executive officers. Using these measures, the Compensation Committee establishes, on an annual basis, specific targets that determine the size of payouts under the incentive plan. In 2012, the annual incentive opportunity for each named executive officer other than Messrs. Hallett and Loughmiller, was based upon a combination of the performance of the Company overall and the performance of the executive's business unit. Mr. Hallett's and Mr. Loughmiller's annual incentive opportunity was based solely upon the performance of KAR Auction Services. Mr. Caruso's annual incentive opportunity was based on the performance of ADESA and KAR Auction Services. Mr. O'Brien's annual incentive opportunity was based on the performance of IAA and KAR Auction Services. Mr. Gottwald's annual incentive opportunity was based on the performance of AFC and KAR Auction Services.

        "Adjusted EBITDA" is equal to EBITDA (earnings before interest expense, income taxes, depreciation and amortization) adjusted to exclude, among other things: (a) gains and losses from asset sales; (b) unrealized foreign currency translation gains and losses in respect of indebtedness; (c) certain non-recurring gains and losses; (d) stock option expense; (e) certain other noncash amounts included in the determination of net income; (f) management, monitoring, consulting and advisory fees paid to the Equity Sponsors; (g) charges and revenue reductions resulting from purchase accounting; (h) unrealized gains and losses on hedge agreements; (i) minority interest; (j) expenses associated with the consolidation of salvage operations; (k) consulting expenses incurred for cost reduction, operating restructuring and business improvement efforts; (l) expenses realized upon the termination of employees and the termination or cancellation of leases, software licenses or other contracts in connection with the operational restructuring and business improvement efforts; (m) expenses incurred in connection with permitted acquisitions; (n) any impairment charges or write-offs of intangibles; and (o) any extraordinary, unusual or nonrecurring charges, expenses or losses. Adjusted EBITDA with respect to our operating business units, ADESA, IAA and AFC (adjusted EBTDA), is determined in a similar manner, however, it excludes "holding company" expenses as disclosed in our Annual Report on Form 10-K.

        Performance Targets for the Annual Incentive Plan.    The Compensation Committee analyzes financial measures and determines the level of performance required to receive threshold, target and superior annual incentive payouts. The Compensation Committee established the performance objectives in amounts which it believed would be achievable given a sustained effort on the part of the named executive officers and which would require increasingly greater effort to achieve the target and superior objectives. The Compensation Committee may increase or decrease the performance targets and the potential payouts at each performance target if, in the discretion of the Compensation Committee, the circumstances warrant such an adjustment.

        The chart which follows provides the Adjusted EBITDA (adjusted EBTDA for AFC) performance targets established by the Compensation Committee for 2012 as well as the actual level of performance achieved (dollars in millions):

	Threshold	Target	Superior	Actual
KAR Auction Services	$485.63	$525.00	$577.50	$500.20
ADESA	$201.65	$218.00	$239.80	$221.00
IAA	$204.43	$221.00	$243.10	$206.40
AFC	$110.08	$119.00	$130.90	$120.20

        Under the Annual Incentive Plan, threshold performance objectives must be met in order for any payout to occur. Payouts can range from 50% of target awards for performance at threshold up to a maximum of 150% of target awards for superior performance or no payout if performance is below threshold. The following table shows the annual incentive opportunities for our named executive officers for 2012:

		Bonus Opportunity			Bonus Goal Weighting %
Name	Base Salary	Threshold % of Base Salary	Target % of Base Salary	Superior % of Base Salary	KAR Auction Services	ADESA	IAA	AFC
James Hallett	$816,000	50	100	150	100
Eric Loughmiller	$425,350	37.5	75	112.5	100
Thomas Caruso	$500,000	50	100	150	50	50
Thomas O'Brien	$501,766	50	100	150	50		50
Donald Gottwald	$416,160	50	100	150	50			50

        Because KAR Auction Services, ADESA, IAA and AFC each achieved at least the threshold level of performance, each of our named executive officers were eligible to receive an award under the Annual Incentive Plan for 2012. The respective award amounts are set forth in the Summary Compensation Table.

        The following table shows the annual incentive opportunities for our named executive officers for 2013:

		Bonus Opportunity			Bonus Goal Weighting %
Name	Base Salary	Threshold % of Base Salary	Target % of Base Salary	Superior % of Base Salary	KAR Auction Services	ADESA	IAA	AFC
James Hallett	$832,320	50	100	150	100
Eric Loughmiller	$433,857	37.5	75	112.5	100
Thomas Caruso	$510,000	50	100	150	50	50
Thomas O'Brien	$511,801	50	100	150	50		50
Donald Gottwald	$424,483	50	100	150	50			50

Long-Term Incentive Opportunity—Equity Incentive Plans

        The KAR Auction Services, Inc. Stock Incentive Plan.    Following the completion of a series of transactions on April 20, 2007 which resulted in ADESA and IAA becoming wholly owned subsidiaries of KAR Auction Services, the KAR Auction Services, Inc. Stock Incentive Plan ("Stock Incentive Plan") was adopted to foster and promote the long-term financial success of KAR Auction Services and its subsidiaries and materially increase stockholder value by:

  •
  motivating superior performance by means of service- and performance-related incentives;

  •
  aligning the interests of our named executive officers with the interests of our stockholders so that they manage from the perspective of owners with an equity stake in the Company; and

  •
  enabling KAR Auction Services and its subsidiaries to attract and retain the services of a skilled and experienced executive management team upon whose judgment, interest and special effort that we rely on for the successful conduct of our operations.

        The Stock Incentive Plan, which has subsequently been frozen, provided for the grant of two types of options as well as restricted stock. No restricted stock was granted under the plan. Participation in the Stock Incentive Plan was limited to such persons as the Compensation Committee, in its discretion, designated. The number of options granted to each participant, the date of such grant and the exercise price of the options were also subject to the discretion of the Compensation Committee.

        Under the Stock Incentive Plan, one-fourth of the total amount of each option grant was service options, and three-fourths of the amount of each grant was exit options. We allocated service options and exit options to both encourage employee retention and reward effort. Service options functioned as an employee retention tool by rewarding continued service. Exit options rewarded employees' efforts toward increasing the value of KAR Auction Services and also served as a retention tool because a grantee generally was required to remain employed to benefit from the increase in the value of KAR Auction Services. Together, these awards aligned the interests of our named executive officers and other employees with the interests of our stockholders, who benefited from both the retention of a skilled management team and an increase in the value of KAR Auction Services.

        Service options were generally exercisable in four equal annual installments, commencing on the first anniversary of the grant date. Pursuant to the terms of the Stock Incentive Plan, the Compensation Committee had the right to accelerate the exercisability of outstanding options in its discretion. In connection with our initial public offering, the Compensation Committee accelerated the exercisability of all service options outstanding on the effective date of the initial public offering. The Compensation Committee believed that these vested service options would continue to function as an employee retention tool because option holders would want to contribute to and benefit from the potential increase in the value of the Company in the future. Exit options were performance options, and prior to the consummation of our initial public offering, became exercisable only after the occurrence of an exit event based on the satisfaction of certain performance goals.

        Following completion of our initial public offering, the Compensation Committee exercised its discretion and modified the existing exercisability criteria for outstanding exit options so that such options vested and became exercisable in four tranches contingent upon (i) the weighted average closing price of the shares of common stock of the Company exceeding the threshold levels of $20.00, $25.00, $30.00 or $35.00 for 90 consecutive trading days; (ii) the closing price of the common stock of the Company on the last trading day of such ninety (90) consecutive trading day period being greater than or equal to 85% of the threshold levels of $20.00, $25.00, $30.00 or $35.00; and (iii) the holder being a director, officer or employee of the Company or any of its subsidiaries on such date.

        In March 2013, the Board of Directors revised the vesting criteria for outstanding exit options so that such options vest and become exercisable in four tranches contingent upon the closing price of the shares of common stock of the Company exceeding the threshold levels of $20.00, $25.00, $30.00 or $35.00 for 20 consecutive trading days (as set forth in the chart below). In connection with this modification, the exit options included in the first tranche (the exit options associated with the $20.00 threshold level) became fully vested.

Amount To Vest	Conditions to Vesting
25% of the exit options will vest and become exercisable if	the closing price of Company common stock exceeds $20.00 for a period of 20 consecutive trading days(1)
An additional 25% of the exit options will vest and become exercisable if	the closing price of Company common stock exceeds $25.00 for a period of 20 consecutive trading days
An additional 25% of the exit options will vest and become exercisable if	the closing price of Company common stock exceeds $30.00 for a period of 20 consecutive trading days
An additional 25% of the exit options will vest and become exercisable if	the closing price of Company common stock exceeds $35.00 for a period of 20 consecutive trading days

(1)
The exit options included in this tranche became fully vested upon the modification of the vesting criteria in March 2013.

        The aggregate number of shares of our common stock subject to outstanding options under the Stock Incentive Plan and the respective exercise price of the outstanding options will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Compensation Committee, any stock dividend, stock split (including reverse stock splits) or other recapitalization or extraordinary transaction affecting the shares of our common stock.

        Effective December 10, 2009, the Stock Incentive Plan was frozen. No additional awards will be made under the Stock Incentive Plan. All awards after December 10, 2009 have been and will be made under the Omnibus Plan. As noted below, our Omnibus Plan will further provide incentives for both performance and retention, as grants under that plan will generally be forfeited upon an employee's termination of employment.

        Omnibus Plan.    Our Board of Directors adopted the Omnibus Plan on December 10, 2009 and most recently amended the Omnibus Plan on April 19, 2013 to make certain immaterial revisions and revisions necessary to comply with Section 162(m). The purpose of the Omnibus Plan is to provide an additional incentive to selected management employees, directors, independent contractors and consultants of KAR Auction Services whose contributions are essential to the growth and success of our business, in order to strengthen the commitment of such persons to KAR Auction Services, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in our long-term growth and profitability.

        Under the Omnibus Plan, participants are eligible to receive options, restricted stock, stock appreciation rights, other stock-based awards or cash-based awards as determined by the Compensation Committee. The first equity grants made under the Omnibus Plan, in March 2010, mirrored the grants made under the Stock Incentive Plan. As such, one-fourth of such grants were service options and three-fourths of the grants were exit options. Those exit options will vest in accordance with the schedule described above for exit options under the Stock Incentive Plan. All subsequent equity grants, since March 2010, have been service options only. The aggregate authorized number of shares of common stock available for awards under the terms of the Omnibus Plan is 6,492,683.

        Under the Omnibus Plan, the Compensation Committee has the authority to:

  •
  select Omnibus Plan participants and determine the types of awards to be made to participants, and any appropriate award terms, conditions and restrictions (including the performance goals and period applicable to awards, if any);

  •
  determine the number of shares to be covered by each award granted;

  •
  accelerate or waive any terms and conditions imposed on an award;

  •
  adopt, alter, and repeal such administrative rules, guidelines and practices governing the plan as it from time to time deems advisable; and

  •
  construe and interpret the terms and provisions of the plan and any awards issued under the Omnibus Plan (and any award agreement relating thereto), and to otherwise supervise the administration of the Omnibus Plan and to exercise all powers and authorities either specifically granted under the Omnibus Plan or necessary and advisable in the administration of the Omnibus Plan.

        In 2012, the Compensation Committee did not award any equity awards or other long-term incentive compensation to any named executive officers.

        We are asking stockholders to approve the material terms of performance-based awards under the Omnibus Plan in Proposal No. 2 of this proxy statement in order to permit certain awards to qualify as performance-based compensation for purposes of Section 162(m).

Retirement, Health and Welfare Benefits

        We offer a variety of health and welfare and retirement programs to all eligible employees, including our named executive officers. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, dental, vision, pharmacy, life insurance, disability and accidental death and disability. We also provide travel insurance to all employees who travel for business purposes. Please see footnote 3 to the Summary Compensation Table for more information regarding perquisites.

Perquisites

        In general, the Compensation Committee believes that the provision of a certain level of perquisites and other personal benefits to the named executive officers is reasonable and consistent with the objective of facilitating and allowing us to attract and retain highly qualified executive officers. The perquisites which are currently available to our named executive officers include an automobile allowance or company car, 401(k) matching contributions, Company-paid group term life insurance premiums, professional association membership fees and club membership fees. The Compensation Committee has not established a policy or a formula for the purpose of calculating the amount or relative percentage of total compensation that should be derived from perquisites.

Employment and Severance Agreements

        The Compensation Committee recognizes that, from time to time, it is appropriate to enter into agreements with our executive officers to ensure that we continue to retain their services and to promote stability and continuity within the Company. Messrs. Hallett, O'Brien and Gottwald are the only named executive officers who have an employment agreement or severance agreement with KAR Auction Services or one of its subsidiaries.

        A description of Messrs. Hallett, O'Brien and Gottwald's agreements can be found in the section titled "Employment Agreements with Named Executive Officers."

 KAR LLC Override Units

        Each of our named executive officers, other than Messrs. Caruso and Gottwald, is also a Management Member of KAR LLC. Through the issuance by KAR LLC of certain profit interests, referred to as "Override Units," such named executive officers are incentivized to manage from the perspective of owners with an equity stake in the Company. Override Units were issued as either Operating Units or Value Units. One-fourth of the Override Units were issued as Operating Units and the remaining three-fourths were issued as Value Units. The ratio of Operating Units to Value Units was determined by our Equity Sponsors and was intended as both a retention tool to reward continued service and as a performance-incentive to reward our named executive officers for the achievement of certain multiples on our Equity Sponsors' original investment in KAR LLC, as described in the following paragraphs. The Company recognizes compensation expense with respect to the KAR LLC Operating Units.

        The Operating Units vested ratably over four years from the date of grant and are 100% vested. The Operating Units will participate in distributions from KAR LLC to its members (including our Equity Sponsors) in excess of such members' original investments in KAR LLC. Notwithstanding that the Operating Units are fully vested, they will be forfeited by any named executive officer whose employment is terminated by KAR LLC or one of its subsidiaries for cause.

        Except with respect to the Value Units held by Mr. Hallett, the Value Units generally will be forfeited in the event the named executive officer ceases to be employed by KAR LLC or one of its subsidiaries. Pursuant to the terms of his employment agreement with KAR Auction Services, Mr. Hallett will be permitted to retain the Value Units which he holds in KAR LLC upon the termination of his employment, for any reason other than for cause, by KAR Auction Services or without "good reason" by Mr. Hallett (as such terms are defined in Mr. Hallett's employment agreement).

        The portion of the Value Units held by the executive that will participate in distributions from KAR LLC to its members (including our Equity Sponsors) will be determined based on the investment multiple and internal rate of return realized by the Investor Members on their original investment in KAR LLC. For example, 100% of the Value Units will participate in distributions if the Investment Multiple is at least 3.5; however, only the Applicable Performance Percentage of the Value Units will participate in distributions if the Investment Multiple is greater than 1.5 but less than 3.5.

        For purposes of the foregoing, the "Investment Multiple" is equal to the quotient of the "Current Value" divided by the "Initial Price." The "Current Value" is generally equal to the sum of (i) the aggregate amount of distributions received by the Investor Members prior to such time in respect of their common equity interests of KAR LLC plus (ii) in the case of a distribution made in connection with an Exit Event, the product of (y) the aggregate amount per Common Unit of distributions to be received by the Investor Members upon such Exit Event and (z) the aggregate number of Units held by the Investor Members as of the occurrence of such Exit Event. The "Initial Price" is equal to the product of (i) the Investor Members' average cost per each Common Unit held by the Investor Member times (ii) the total number of the Common Units held by the Investor Member. The "Applicable Performance Percentage" means, expressed as a percentage, the quotient obtained by dividing (x) the excess, if positive, of the Investment Multiple over 1.5 by (y) 2. Notwithstanding the foregoing or anything to the contrary, in no event will any Value Units participate in distributions unless the Investor Members receive an internal rate of return, compounded annually on their investment in KAR LLC of at least 12% and the Investment Multiple is greater than 1.5. In the event that any portion of the Value Units do not become eligible to participate in distributions upon the occurrence of an Exit Event, such portion of such Value Units will automatically be forfeited. An Exit Event includes, generally, any transaction other than an initial public offering which results in the sale, transfer, or other disposition by certain of the original members of KAR LLC, which are referred to as the "Investor Members," to a third party of (a) all or substantially all of the limited liability company interests of KAR LLC beneficially owned by the Investor Members, as of the date of such transaction; or (b) all of the assets of KAR LLC and its subsidiaries, taken as a whole.

        The Investor Members include Kelso Investment Associates VII, L.P.; KEP VI, LLC; GS Capital Partners VI Fund, L.P.; GS Capital Partners VI Parallel, L.P.; GS Capital Partners VI GmbH & Co. KG; GS Capital Partners VI Offshore Fund, L.P.; ValueAct Capital Master Fund, L.P.; PCap KAR LLC; Axle Holdings II, LLC ("Axle LLC"); and such other persons who from time to time become members of the Company and are designated as Investor Members.

        The Operating Units and the Value Units are not convertible into common stock and are generally not transferable. The terms of the Override Units, including the vesting requirements and applicable performance standards, may be modified by KAR LLC as permitted in the LLC Agreement.

        Our named executive officers hold profit interests in KAR LLC as follows:

Name	Value Units	Operating Units
James Hallett	131,054.76	43,684.92
Eric Loughmiller	38,436.00	12,812.00
Thomas O'Brien	41,196.22	13,732.07

        Messrs. Caruso and Gottwald do not hold profit interests in KAR LLC.

Axle LLC Override Units

        Prior to the date of the 2007 Transactions (as defined in "Certain Related Party Relationships"), Mr. O'Brien was a Management Member of Axle LLC. Axle LLC is the former ultimate parent company of IAA and is a holder of common equity interests in KAR LLC. As such, he holds profit interests in Axle LLC referred to as Override Units (the "Axle Override Units") which were granted prior to the completion of the 2007 Transactions. The Company recognizes compensation expense with respect to the Axle Operating Units.

        Similar to the Override Units in KAR LLC, the Axle Override Units consist of Operating Units, which vested ratably over a period of three years and are 100% vested, and Value Units, which vest upon the achievement of certain financial objectives for the benefit of certain of the investors in Axle LLC referred to in the Axle LLC Agreement as the "Kelso Members."

        Subject to certain conditions, including possible forfeiture, the holders of Axle Override Units, including Mr. O'Brien, have certain rights with respect to profits and losses of Axle LLC and distributions from Axle LLC.

        Value Units vest and become eligible to participate in distributions upon the occurrence of certain Exit Events only if, upon the occurrence of such an event, the Kelso Members receive an internal rate of return, compounded annually, on their investment in Axle LLC of at least 12%, and the Investment Multiple is greater than two. All Value Units will participate in distributions if the Investment Multiple is at least four. If the Investment Multiple is greater than two, but less than four, the Value Units will participate in the distribution on a ratable basis. Value Units not eligible to participate in distributions upon the occurrence of an Exit Event will be automatically forfeited.

        For purposes of the Axle Override Units, an "Exit Event" includes, generally, any transaction which results in the sale, transfer or other disposition by the Kelso Members to a third party of (i) all or substantially all of the limited liability company interests of Axle LLC beneficially owned by the Investor Members as of the date of such transaction; or (ii) all of the assets of Axle LLC and its subsidiaries, taken as a whole. For purposes of the Axle LLC Agreement, the Investment Multiple is, generally, equal to the quotient of the fair market value of all distributions received by Kelso

Investment Associates VII, L.P. and KEP VI, LLC (collectively, "Kelso") divided by Kelso's aggregate capital contributions to Axle LLC.

        The Axle Override Units were not granted by the Compensation Committee and the Compensation Committee does not have authority to amend the terms of the Axle Override Units. Mr. O'Brien holds 128,971 Value Units and 64,485 Operating Units in Axle LLC. The Compensation Committee has discretion to consider the Axle Override Units held by Mr. O'Brien when determining total compensation. In 2012, the Compensation Committee did not consider the value of the Axle Override Units a significant factor in determining compensation levels for Mr. O'Brien and, given the amount of Company equity awards held by Mr. O'Brien, did not consider the Axle Override Units held by such executive to pose any potential conflict of interest with respect to the Company.

Tax and Accounting Considerations

        Employment Agreements.    Section 280G of the Internal Revenue Code ("Section 280G") and related provisions impose substantial excise taxes under Section 4999 of the Code on so-called "excess parachute payments" payable to certain named executive officers upon a change in control and results in the loss of the compensation deduction for such payments by the Company. Mr. Hallett's and Mr. O'Brien's employment agreements each provide for a "gross-up payment" in the event that such excise taxes result from any excess parachute payments.

        Mr. Hallett's employment agreement provides that in the event that any payment or benefit under such agreement, in connection with Mr. Hallett's employment or termination of employment is or becomes subject to an excise tax under Code Section 4999, then KAR Auction Services will make a cash payment to Mr. Hallett, which, after the imposition of all income, employment, excise and other taxes thereon as well as any penalty and interest assessments associated therewith, will be sufficient to place Mr. Hallett in the same after-tax position as he would have been in had such excise tax not been applied. However, in the event that a reduction of the total payments to Mr. Hallett would avoid the application of the excise tax, then the total payments will be reduced to the extent necessary to avoid the excise tax, but in no event by more than 10% of the original amount of the total payments.

        Mr. O'Brien's employment agreement provides that, in connection with a change in control of IAA, a lump sum gross-up payment will be made to Mr. O'Brien in such amount as is necessary to ensure that the net amount retained by Mr. O'Brien, after reduction for any excise taxes on the payments under his employment agreement, will be equal to the amount that he would have received if no portion of the payments had been an excess parachute payment.

        Stock Incentive Plan.    In the event that any payment received under the plan upon the occurrence of an Exit Event would constitute an excess parachute payment, the payment will be reduced to the extent necessary to eliminate any such excess parachute payment. In such event, KAR Auction Services will use good faith efforts to seek the approval of the stockholders in the manner provided for in Section 280G(b)(5) of the Code and the regulations thereunder with respect to such reduced payments, so that such payment would not be treated as a "parachute payment" for this purpose.

        Omnibus Plan.    Certain awards under the Omnibus Plan are designed to comply with the performance-based compensation exception to the $1,000,000 per person annual deductibility limit under Section 162(m) applicable to Covered Employees. Following our initial public offering, we have had the benefit of a reliance period under Section 162(m), during which compensation paid from any compensation plan or agreement has not been subject to the Section 162(m) deduction limit. Because the reliance period under Section 162(m) will end on the date of the 2013 annual meeting of stockholders, we have asked stockholders to approve the material terms of the performance goals under the Omnibus Plan so that we may have the ability to grant awards under the Omnibus Plan that are designed to be deductible as performance-based compensation payable with respect to our Covered Employees. Though tax deductibility is one of many factors considered by the Compensation

Committee when determining executive compensation, the Compensation Committee retains the discretion to award compensation that exceeds or does not qualify for the Section 162(m) deductibility limit.

        Accounting for Stock-Based Compensation.    We account for stock-based compensation in accordance with the requirements of ASC 718.

        Financial Restatements.    The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to named executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. The Compensation Committee believes that this issue is best addressed when the need actually arises, when all of the facts regarding the restatement are known. However, the Company intends to adopt a compensation recoupment policy that will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act when such requirements become effective.

Insider Trading Policy

        Our insider trading policy expressly prohibits:

  •
  ownership of margin securities;

  •
  trading in options, warrants, puts and calls or similar instruments on the Company's securities; or

  •
  selling the Company's securities "short."

        We also prohibit officers and directors from pledging the Company's securities as collateral for loans. In addition, we prohibit our officers, directors and employees from purchasing or selling the Company's securities while in possession of material, non-public information, or otherwise using such information for their personal benefit. Our executives and directors are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934 so that they can prudently diversify their asset portfolios and exercise their stock options before their scheduled expiration dates.

Results of Say on Pay Votes at 2011 Annual Meeting

        At the Company's 2011 annual meeting of stockholders, the Company held a non-binding stockholder vote on executive compensation (commonly referred to as "Say on Pay"). At the meeting, approximately 97% of the votes on the matter were cast to approve the Company's executive compensation programs, less than 1% of the votes were cast against, and approximately 2% abstained from voting or constituted a broker non-vote.

        The Compensation Committee has considered the results of the vote and feedback received from stockholders as part of its review of the Company's overall compensation program, including the appropriateness of the compensation philosophy and objectives, the role of the Compensation Committee and executive officers in setting compensation, the elements used to achieve the compensation philosophy and objectives, and the levels of compensation provided to the named executive officers. Following its review, the Compensation Committee decided to retain the Company's general approach to executive compensation, in part due to the significant majority of stockholders that voted to approve the Company's executive compensation programs at the 2011 annual meeting of stockholders.

        The Company also held a non-binding stockholder vote at the meeting on whether to hold a Say on Pay vote every one, two or three years. Approximately 12% of the votes on the matter were cast in favor of holding a vote every year, less than one-tenth of 1% were cast in favor of holding a vote every two years, approximately 86% were cast in favor of holding a vote every three years and approximately 2% abstained or constituted a broker non-vote. In line with the results of the vote, the Company plans to present a Say on Pay vote every three years.

Compensation Committee Report

        The Compensation Committee has reviewed the Compensation Discussion and Analysis for executive compensation for 2012 and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Church M. Moore (Chairman)
Brian T. Clingen
Peter R. Formanek
Sanjeev Mehra
Gregory P. Spivy

 Analysis of Risk in the Company's Compensation Structure

        As part of its responsibilities to annually review all incentive compensation and equity-based plans, and evaluate whether the compensation arrangements of the Company's employees incentivize unnecessary and excessive risk-taking, the Compensation Committee evaluated the risk profile of all of the Company's compensation policies and practices for 2012, and concluded that they do not motivate imprudent risk-taking. In its evaluation, the Compensation Committee reviewed the Company's employee compensation structures and noted numerous design elements that manage and mitigate risk without diminishing the incentive nature of the compensation, including:

  •
  a balanced mix between cash and equity, and annual and longer-term incentives;

  •
  caps on incentive awards at reasonable levels;

  •
  linear payouts between target levels with respect to annual incentive awards;

  •
  Compensation Committee approval of (and discretion in) executive pay matters; and

  •
  long-term vesting periods.

        The Committee also reviewed the Company's compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Compensation Committee concluded that the Company's compensation programs do not include such elements or have implemented features, steps and controls that are designed to limit risks of our compensation arrangements. In light of these analyses, the Committee concluded that it has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.

 Summary Compensation Table For 2012

        The table below contains information concerning the compensation of our (i) PEO; (ii) PFO; and (iii) the three most highly compensated executive officers (other than the PEO and PFO) who were serving as executive officers as of December 31, 2012.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
James Hallett,	2012	$816,000	—	—	$559,025	$38,870	$1,413,895
CEO (PEO)	2011	$816,000	—	—	$625,508	$33,770	$1,475,278
	2010	$800,000	—	$1,050,000	$806,745	$32,222	$2,688,967
Eric Loughmiller,	2012	$425,350	—	—	$218,549	$12,565	$656,464
EVP and CFO (PFO)	2011	$425,350	—	—	$244,541	$6,970	$676,861
	2010	$402,423	—	—	$315,395	$25,300	$743,118
Thomas Caruso,	2012	$500,000	—	—	$438,467	$16,604	$955,071
CEO and President of ADESA	2011	$500,000	—	$462,000	$95,818	$10,665	$1,068,483
	2010	$450,000	—	$1,253,840	$113,449	$11,040	$1,828,329
Thomas O'Brien,	2012	$501,766	—	—	$312,080	$41,730	$855,576
CEO of IAA	2011	$501,766	—	—	$619,870	$36,590	$1,158,226
	2010	$491,927	—	—	$677,450	$33,382	$1,202,759
Donald Gottwald,	2012	$416,160	—	—	$361,435	$25,069	$802,664
CEO and President of AFC	2011	$416,160	—	—	$410,961	$26,714	$853,835
	2010	$408,000	—	—	$421,362	$18,460	$847,822

(1)
The amounts reported in this column represent the grant date fair value computed in accordance with ASC 718. See Note 4 to our financial statements for 2012 regarding the assumptions made in determining the grant date fair value.

(2)
The amount reported is equal to the amount paid to the named executive officer under the Annual Incentive Plan which is governed by the Omnibus Plan.

(3)
The amounts reported for 2012 consist of an automobile allowance, 401(k) matching contributions, Company-paid group term life insurance premiums and professional association and club membership fees.

•
Automobile allowance: Mr. Hallett—$25,000; Mr. Caruso—$4,125 (company car); Mr. O'Brien—$18,000; Mr. Gottwald—$13,020.

•
401(k) matching contributions: Mr. Hallett—$10,000; Mr. Loughmiller—$10,000; Mr. Caruso—$10,000; Mr. O'Brien—$10,000; Mr. Gottwald—$10,000.

•
Company-paid group term life insurance premiums: Mr. Hallett—$3,870; Mr. Loughmiller—$2,070; Mr. Caruso—$2,070; Mr. O'Brien—$3,870; Mr. Gottwald—$1,350.

•
Professional association and club membership fees: Mr. Loughmiller—$495; Mr. O'Brien—$9,860; Mr. Caruso—$409; Mr. Gottwald—$699.

 Grants of Plan-Based Awards For 2012

        The following table summarizes the payouts which our named executive officers could have received upon the achievement of certain performance objectives under the Annual Incentive Plan.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)
Name (a)	Grant Date (b)	Compensation Committee Action Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)
James Hallett	N/A	N/A	$408,000	$816,000	$1,224,000
Eric Loughmiller	N/A	N/A	$159,506	$319,013	$478,519
Thomas Caruso	N/A	N/A	$250,000	$500,000	$750,000
Thomas O'Brien	N/A	N/A	$250,883	$501,766	$752,649
Donald Gottwald	N/A	N/A	$208,080	$416,160	$624,240

(1)
Columns (c), (d) and (e) include the potential awards for performance at the threshold, target and maximum ("superior") levels, respectively, under the Annual Incentive Plan. See, "Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Plans" for further information on the terms of the Annual Incentive Plan.

        Additional information concerning our cash and equity incentive plans may be found in the sections titled "Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Plans" and "Long-Term Incentive Opportunity—Equity Incentive Plans," respectively. For additional information concerning the KAR LLC Override Units, and Axle LLC Override Units see the sections titled "Elements Used to Achieve Compensation Philosophy and Objectives—KAR LLC Override Units," and "—Axle LLC Override Units," respectively.

Employment Agreements with Named Executive Officers

        Mr. Hallett, who has an employment agreement with KAR Auction Services, Mr. O'Brien, who has an employment agreement with IAA and Mr. Gottwald, who has an employment agreement with AFC are currently the only named executive officers who have an employment agreement or severance agreement with KAR Auction Services or one of its subsidiaries. A summary of each of the agreements is provided below.

James Hallett

        Mr. Hallett's employment agreement, which became effective as of February 27, 2012, provides for the following severance and change in control payments:

Termination Due to Mr. Hallett's Death or Disability

        If Mr. Hallett's employment is terminated as a result of his death or disability, we will pay Mr. Hallett, or in the case of his death, Mr. Hallett's estate or beneficiaries, an amount equal to the sum of (i) any accrued but unpaid base salary and accrued but unused vacation days; (ii) any earned and vested benefits and payments pursuant to the terms of any benefit plan (collectively, the amounts described in (i) and (ii) above are, the "Accrued Obligations"); and (iii) subject to Mr. Hallett executing a general release of any claims that he may have against KAR Auction Services (the "Release"), any annual bonus for a prior completed calendar year that has not yet been calculated or paid to Mr. Hallett (the "Earned but Unpaid Bonus").

        In addition, if Mr. Hallett is participating in the health plans of KAR Auction Services at the time of his termination, we will pay him, or in the case of his death, his estate or beneficiaries, his or their premiums attributable to maintaining insurance coverage under COBRA for the shorter of

(i) 18 months; or (ii) until Mr. Hallett becomes eligible for comparable coverage under the health plans of another employer (the "Continued Benefits"). Subject to receipt and effectiveness of the Release, we also will pay Mr. Hallett, or his estate or beneficiaries, a prorated bonus based upon the portion of the year during which Mr. Hallett was employed by us (the "Prorated Bonus"). Mr. Hallett, or his estate or beneficiaries, also will be entitled to retain all of the Operating Units and Value Units in KAR LLC which Mr. Hallett holds at the time of his termination.

Termination by KAR Auction Services for Cause

        Following a majority vote of the Board of Directors (excluding Mr. Hallett or any other employee of KAR Auction Services), we may terminate Mr. Hallett's employment at any time for "Cause." In such event, our only obligation to Mr. Hallett will be the payment, in a lump sum, of Mr. Hallett's Accrued Obligations.

        "Cause" is defined in the employment agreement to mean (i) Mr. Hallett's willful, continued and uncured failure to perform substantially his duties under the employment agreement for a period of 14 days following notice to Mr. Hallett of such failure; (ii) Mr. Hallett engaging in illegal conduct or gross misconduct that is demonstrably likely to lead to material injury to KAR Auction Services; (iii) Mr. Hallett's indictment or conviction of, or plea of nolo contendere to, a crime constituting a felony or any other crime involving moral turpitude; or (iv) Mr. Hallett's failure to comply with the provisions of the employment agreement relating to confidential information, intellectual property, non-competition and non-solicitation which is not cured within the 14 day period following written notice to Mr. Hallett of such failure.

Termination by KAR Auction Services Without Cause

        Mr. Hallett's employment may be terminated without Cause at any time upon 30 days' prior written notice. In the event of a termination without Cause, KAR Auction Services will pay Mr. Hallett the following "Severance Benefits": (i) two times the sum of Mr. Hallett's (a) annual base salary and (b) target bonus for the year in which termination occurs which, for this purpose, shall not equal less than 100% of Mr. Hallett's base salary; (ii) a Prorated Bonus in a lump sum; and (iii) the Continued Benefits.

        In addition to the Severance Benefits described above, we will also pay Mr. Hallett the Accrued Obligations and any Earned but Unpaid Bonus. Mr. Hallett will also be entitled to retain all of the Operating Units and Value Units which he holds in KAR LLC at the time of his termination.

Termination by Mr. Hallett for Good Reason

        Mr. Hallett may terminate his employment for "Good Reason" within 90 days following the occurrence of an event constituting "Good Reason," if such event remains uncured for a period of 30 days following notice of the event by Mr. Hallett to KAR Auction Services. Upon such termination, KAR Auction Services will pay Mr. Hallett the sum of the Severance Benefits, the Accrued Obligations, and any Earned but Unpaid Bonus. Additionally, Mr. Hallett, or his estate or beneficiaries, will be entitled to retain all of the Operating Units and Value Units of KAR LLC which Mr. Hallett holds at the time of this termination.

        "Good Reason" is defined in the employment agreement to mean the occurrence of any of the following:

  (i)
  A material reduction of Mr. Hallett's authority, duties and responsibilities, or the assignment to Mr. Hallett of duties materially inconsistent with Mr. Hallett's position as Chief Executive Officer;

  (ii)
  A requirement by KAR Auction Services that Mr. Hallett relocate his principal business location to a location more than 50 miles from KAR Auction Services' executive offices as of the effective date of the employment agreement;

  (iii)
  Any material failure by KAR Auction Services to comply with any of the terms and conditions of the employment agreement;

  (iv)
  Any failure to timely pay or provide Mr. Hallett's base salary, or any reduction in Mr. Hallett's base salary below Eight Hundred Sixteen Thousand Dollars ($816,000), other than in connection with across-the-board salary reductions;

  (v)
  Any material reduction in Mr. Hallett's base salary or annual bonus opportunity or any amendment to the terms of the Operating Agreement of KAR LLC which materially and adversely affects Mr. Hallett's rights with respect to the Operating Units or Value Units he holds in KAR LLC; or

  (vi)
  A "Change of Control," as defined in the Omnibus Plan, occurs and, if applicable, KAR Auction Services fails to cause its successor to assume or reaffirm KAR Auction Services' obligations under the employment agreement without change.

Termination by Mr. Hallett without Good Reason

        Mr. Hallett may terminate his employment under the employment agreement at any time without Good Reason upon 30 days' prior written notice. In such event, we will pay Mr. Hallett a lump sum amount equal to the Accrued Obligations. Additionally, Mr. Hallett will be entitled to retain all Operating Units which he holds in KAR LLC at the time of his termination.

Termination by Mr. Hallett upon Retirement

        Mr. Hallett may voluntarily terminate his employment under the agreement due to retirement at any time on or after the third anniversary of the effective date of the employment agreement by announcing his retirement at least 12 months prior to such termination. In the event of such a termination, we will pay Mr. Hallett a lump sum amount equal to the Accrued Obligations and a Prorated Bonus. Mr. Hallett will also be entitled to retain all of the Operating Units and Value Units which he holds in KAR LLC at the time of his termination.

Excise Tax Gross-Up

        As described in "—Tax and Accounting Considerations—Employment Agreements," Mr. Hallett's employment agreement provides that in the event that any payment or benefit in connection with his employment is or becomes subject to an excise tax under Code Section 4999, KAR Auction Services will make a cash payment to Mr. Hallett, which after the imposition of all income, employment, excise and other taxes thereon as well as any penalty and interest assessments associated therewith, will be sufficient to place Mr. Hallett in the same after-tax position as he would have been in had such excise tax not applied. However, in the event that a reduction of the total payments due to Mr. Hallett would avoid the application of the excise tax, then the total payments will be reduced to the extent necessary to avoid the excise tax, but in no event by more than 10% of the original amount of the total payments due.

Requirements With Respect to Non-Competition and Non-Solicitation

        The employment agreement provides that Mr. Hallett is prohibited, while he is employed by KAR Auction Services and for a period of two years thereafter (except in the case of retirement) (the "Restricted Period"), within the U.S. or Canada from performing, for or on behalf of a competitor (as defined in the employment agreement), the same or similar services as those that he performed for

KAR Auction Services. In addition, Mr. Hallett is also prohibited during that same period from engaging in, owning, operating or controlling any competitor within the United States or Canada.

        During the Restricted Period, Mr. Hallett is also prohibited from inducing or attempting to induce any employee of KAR Auction Services to leave the employ of KAR Auction Services, or in any way interfere with the relationship between KAR Auction Services and any of its employees, or inducing or attempting to induce any customer, client, member, supplier, licensee, licensor or other business relation of KAR Auction Services to cease doing business with KAR Auction Services, or otherwise interfere with the business relationship between KAR Auction Services and any such customer, client, member, supplier, licensee, licensor or business relation of KAR Auction Services.

Thomas O'Brien

        Mr. O'Brien's employment agreement, which was amended and restated effective as of April 2, 2001 and further amended on December 1, 2008, provides that Mr. O'Brien is an at-will employee and provides for the following severance and change in control payments:

Termination Due to Mr. O'Brien's Death or Disability

        If Mr. O'Brien's employment is terminated as a result of his death or disability, IAA will be obligated to pay him (or his legal representatives) an amount equal to the sum of (i) any earned but unpaid base salary; (ii) his accrued but unpaid vacation earned through the date of termination; (iii) the greater of (I) the product of (x) any incentive compensation paid to or deferred by Mr. O'Brien for the fiscal year preceding the fiscal year in which the date of termination occurs, multiplied by (y) a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination, and the denominator of which is 365 and (II) the average of the past three years' annual bonuses (such greater amount being "O'Brien's Annual Bonus"); and (iv) any compensation previously deferred by Mr. O'Brien. The aggregate of the foregoing is referred to as the "O'Brien's Accrued Obligations." Mr. O'Brien's target bonus is 100% of his annual base salary. For purposes of Mr. O'Brien's employment agreement, "disability" is defined to mean with respect to Mr. O'Brien, a substantial inability, by reason of physical or mental illness or accident, to perform his regular responsibilities under the employment agreement indefinitely or for a period of one hundred eighty (180) days. Long-term disability insurance is a Company-paid benefit for all employees and is only paid after six months on short-term disability. The benefit is 66.67% of base pay capped at $10,000 per month.

Voluntary Termination by Mr. O'Brien or Termination for Cause by IAA

        If Mr. O'Brien voluntarily terminates his employment or if IAA terminates his employment for cause, IAA's sole obligation will be to pay Mr. O'Brien a lump sum amount equal to (i) any earned but unpaid base salary; and (ii) his accrued but unpaid vacation earned through the date of termination. For purposes of the employment agreement, "Cause" means, as determined in the Board of Directors' discretion, Mr. O'Brien's (i) willful and continued failure to perform substantially his duties with IAA or one of its affiliates (other than any such failure resulting from incapacity due to medically documented illness or injury) for a period of 30 days after a written demand for substantial performance is delivered to Mr. O'Brien by the Board of Directors, which specifically identifies the manner in which the Board of Directors believes that Mr. O'Brien has not substantially performed his duties; or (ii) willful engaging in illegal conduct or gross misconduct which is demonstrably injurious to IAA.

Termination for Other Reasons

        If Mr. O'Brien's employment is terminated for any reason other than by IAA for Cause or upon Mr. O'Brien's voluntary resignation, death or disability, either prior to or more than two years after a "change in control" (as defined below), IAA will be obligated to pay Mr. O'Brien an amount equal to the sum of (i) Mr. O'Brien's annual base salary on the date of such termination; plus (ii) Mr. O'Brien's average annual bonus received over the eight fiscal quarters immediately preceding the fiscal quarter during which Mr. O'Brien's employment terminates without exceeding Mr. O'Brien's target bonus for the fiscal year during which Mr. O'Brien's employment terminates; plus (iii) Mr. O'Brien's auto allowance for IAA's fiscal year during which Mr. O'Brien's employment terminates. In addition, IAA must provide, at IAA's expense, continued group health plan coverage for Mr. O'Brien and his qualified beneficiaries until the earlier of the date that Mr. O'Brien begins any subsequent full-time employment for another employer for pay and the date that is one year after Mr. O'Brien's termination of employment.

Termination within Two Years Following a Change in Control

        If Mr. O'Brien's employment with IAA is terminated by IAA without Cause or by reason of Mr. O'Brien's "involuntary termination" (as defined below), in either case within two years after the effective date of a change in control, IAA shall pay Mr. O'Brien (i) an amount equal to 150% of the sum of (a) Mr. O'Brien's then-current annual base salary and (b) O'Brien's Annual Bonus (as defined above) plus (ii) the amount of O'Brien's Accrued Obligations (as defined above). In addition, IAA must provide, at its expense, continued group health plan coverage for Mr. O'Brien and his qualified beneficiaries until the earlier of the date that Mr. O'Brien begins any subsequent full-time employment for another employer for pay and the date that is 18 months after Mr. O'Brien's termination of employment for any reason.

        For purposes of the foregoing, an "involuntary termination" means, generally, Mr. O'Brien's voluntary termination of employment following (i) a change in Mr. O'Brien's position which materially reduces Mr. O'Brien's level of responsibility; (ii) a reduction in Mr. O'Brien's level of compensation (base salary and target incentive compensation); or (iii) a change in Mr. O'Brien's place of employment, which is more than 75 miles from Mr. O'Brien's then-current place of employment, provided that such change or diminution, as applicable, is effected without Mr. O'Brien's written concurrence.

        For purposes of Mr. O'Brien's employment agreement, a "change of control" means, generally: (i) the acquisition by any individual, entity, or group of beneficial ownership of 50% or more of the voting power of the then outstanding voting securities of IAA entitled to vote generally in the election of directors; or (ii) individuals who, as of the date of the employment agreement, constitute the Board of Directors of IAA cease for any reason to constitute at least a majority of the Board of Directors; or (iii) the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of IAA unless, following such merger, consolidation or disposition, (y) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of IAA immediately prior to such merger, consolidation, or disposition beneficially own, directly or indirectly, more than 50% of the voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such merger, consolidation, or disposition in substantially the same proportions as their ownership, immediately prior to such merger, consolidation, or disposition and (z) at least a majority of the members of the Board of Directors of the corporation resulting from such merger, consolidation, or disposition were members of the Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such merger, consolidation or disposition; or (iv) the approval by the stockholders of IAA of a complete liquidation or dissolution of IAA.

Excise Tax Gross-Up

        Mr. O'Brien's employment agreement provides that if any payment or benefit due and payable under the agreement causes any excise tax imposed by Section 4999 of the Code to become due and payable by Mr. O'Brien, then IAA will pay to Mr. O'Brien a "gross-up" payment so that he is in the same after-tax position as he would have been had the excise tax not been payable.

Requirements With Respect to Non-Competition and Non-Solicitation

        The employment agreement provides that during an 18 month period following his termination of employment for any reason, Mr. O'Brien may not become employed by or engage in any activity or other business substantially similar to or competitive with the business of IAA within the continental United States, Canada and Mexico. In addition, during such 18 month period, Mr. O'Brien may not solicit, aid or induce (i) any employee of IAA to leave IAA; or (ii) any customer, client, vendor, lender, supplier or sales representative of IAA or similar persons engaged in business with IAA to discontinue such relationship or reduce the amount of business done with IAA.

Donald Gottwald

        Mr. Gottwald's employment agreement, which became effective as of January 7, 2009 and was further amended on December 20, 2012, provides that Mr. Gottwald is an at-will employee and provides for the following severance and change in control payments.

Termination Due to Mr. Gottwald's Death or Disability

        AFC has no obligation to make any severance payments to Mr. Gottwald in the event that his employment is terminated as a result of his death or disability.

Voluntary Termination by Mr. Gottwald or Termination for Cause by AFC

        In the event that Mr. Gottwald terminates his employment for other than "good reason" (as defined below) or AFC terminates his employment for "cause" (as defined below), AFC has no obligation to make any severance payments to Mr. Gottwald. For this purpose, "good reason" is defined to mean (i) a material reduction in Mr. Gottwald's base salary; or (ii) a material adverse alteration in Mr. Gottwald's authority, duties, responsibilities or position. Notwithstanding the foregoing, the following are not deemed to constitute "good reason": (i) an isolated insubstantial and inadvertent action not taken in bad faith and which is remedied by AFC promptly after receipt of notice thereof given by Mr. Gottwald; or (ii) a change in the person to whom (but not the position to which) Mr. Gottwald reports. Further, "cause" means, as determined in good faith by the Board of Directors of KAR Auction Services, Mr. Gottwald's willful engagement in illegal conduct of misconduct which is injurious to AFC or one of its affiliates.

Termination for Other Reasons

        In the event that Mr. Gottwald terminates his employment for good reason or AFC terminates his employment for any reason other than cause (and provided that Mr. Gottwald signs and does not revoke a general release of claims against AFC, its affiliates and their directors, officers and employees), Mr. Gottwald will be entitled to receive in monthly installments payable over two years, an amount equal to one times his base salary at the time of termination. Mr. Gottwald will also be reimbursed by AFC for the payments which he makes for the continuation of group healthcare coverage during the 18 month period in which he is eligible for benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA).

 Outstanding Equity Awards at Fiscal Year-End For 2012

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)		Option Exercise Price ($) (e)		Option Expiration Date (f)
James Hallett	43,684.92	(1)					100.00	(2)		(3)
					131,054.76	(5)	100.00	(2)		(4)
	18,750.00	(6)	18,750.00	(6)			13.46		03/01/2020
					112,500.00	(7)	13.46		03/01/2020
Eric Loughmiller	12,812.00	(1)					100.00	(2)		(3)
					38,436.00	(5)	100.00	(2)		(4)
Thomas Caruso	43,970.00	(8)					10.00		08/20/2017
					131,910.00	(9)	10.00		08/20/2017
	13,700.00	(10)					16.68		08/19/2018
					41,100.00	(11)	16.68		08/19/2018
	22,390.00	(6)	22,390.00	(6)			13.46		03/01/2020
					134,340.00	(7)	13.46		03/01/2020
	25,000.00	(12)	75,000.00	(12)			14.44		02/25/2021
Thomas O'Brien	13,732.07	(1)					100.00	(2)		(3)
					41,196.22	(5)	100.00	(2)		(4)
	64,485.00	(13)					25.62	(14)	05/25/2015
					128,971.00	(15)	25.62	(14)	05/25/2015
Donald Gottwald	70,880.00	(16)					10.00		05/06/2019
					237,390.00	(17)	10.00		05/06/2019

(1)
These Operating Units in KAR LLC were granted on June 15, 2007 and became fully vested on June 15, 2011.

(2)
The amount reflected indicates the exercise price of Override Units of KAR LLC. The Override Units have not been subjected to a split or other reclassification and therefore have different and higher exercise prices than the other options presented in this table. These Override Units were granted under the Operating Agreement of KAR LLC and not pursuant to any equity incentive plan of the Company.

(3)
There is no expiration date for the KAR LLC Operating Units.

(4)
There is no expiration date for the KAR LLC Value Units. Except with respect to the Value Units in KAR LLC held by Mr. Hallett, the Value Units generally will be forfeited only in the event the named executive officer ceases to be employed by KAR LLC or one of its subsidiaries.

(5)
These Value Units in KAR LLC were granted on June 15, 2007 and vest upon the achievement of certain performance criteria.

(6)
These service options were granted on March 1, 2010 and vest ratably on each of the first four anniversaries of the date of grant.

(7)
These exit options were granted on March 1, 2010 and vest upon the achievement of certain performance criteria or immediately upon a change in control of the Company.

(8)
These service options were granted on August 20, 2007 and became fully vested on December 10, 2009.

(9)
These exit options were granted on August 20, 2007 and vest upon the achievement of certain performance criteria.

(10)
These service options were granted on August 19, 2008 and became fully vested on December 10, 2009.

(11)
These exit options were granted on August 19, 2008 and vest upon the achievement of certain performance criteria.

(12)
These service options were granted on February 25, 2011 and vest ratably on each of the first four anniversaries of the date of grant.

(13)
These Operating Units in Axle LLC were granted on May 25, 2005 and became fully vested on May 25, 2008.

(14)
The amount reflected indicates the exercise price of Override Units of Axle LLC. The Override Units have not been subjected to a split or other reclassification and therefore have different and higher exercise prices than the other options presented in this table. These Override Units were granted under the Amended and Restated Operating Agreement of Axle LLC and not pursuant to any equity incentive plan of the Company.

(15)
These Value Units in Axle LLC were granted on May 25, 2005 and vest upon the achievement of certain performance criteria.

(16)
These service options were granted on May 6, 2009 and became fully vested on December 10, 2009.

(17)
These exit options were granted on May 6, 2009 and vest upon the achievement of certain performance criteria.

Option Exercises During Fiscal Year 2012

        There were no stock options exercised during fiscal year 2012 by the named executive officers.

Potential Payments Upon Termination or Change In Control

        The following is a discussion of payments and benefits that would be due to our named executive officers upon certain types of employment terminations or the occurrence of a change in control of the Company.

Annual Incentive Plan

        The Annual Incentive Plan, which is governed by the terms and conditions of the Omnibus Plan, provides for the following payments upon the termination of employment scenarios set forth below. Each of the named executive officers participates in the Annual Incentive Plan.

        Death, Disability, Retirement.    In the event that the employment of any named executive officer is terminated as a result of the named executive officer's death, disability or retirement, such named executive officer will be entitled to receive a pro-rated amount of any incentive award which they otherwise would have been entitled to receive. "Disability" means, for this purpose, the inability of the named executive officer to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment for a certain period of time.

        Voluntary Termination or Termination by the Company.    Unless otherwise specified in an employment agreement, if the employment of any named executive officer is terminated with or without cause, such named executive officer will forfeit all rights to any incentive award payment under the plan.

        Change in Control.    Unless otherwise determined by the administrator of the Omnibus Plan or as evidenced in an award agreement or other agreement between the Company and a named executive officer, in the event that a Change in Control (as defined in the Omnibus Plan) occurs during an annual performance period, each named executive officer is entitled to receive on the date of the Change in Control a payment with respect to such annual incentive award calculated based on the actual performance of the applicable performance goals through the date of the Change in Control, as determined by the administrator in its discretion, pro-rated based on the number of days of the annual performance period that have elapsed prior to and including the date of the Change in Control.

Stock Incentive Plan and Omnibus Plan

        The Stock Incentive Plan and the Omnibus Plan provide for the following treatment of stock options issued pursuant to the plan upon the termination of employment scenarios or a change in control, as set forth below. As a result of the Stock Incentive Plan being frozen by the Company on December 10, 2009, no additional stock options will be granted under this plan. Since December 10, 2009, all grants of stock options have been and will be made pursuant to the terms of the Omnibus Plan.

        Death, Disability or Retirement.    In the event that any named executive officer's employment with KAR Auction Services or any subsidiary of KAR Auction Services is terminated by reason of the named executive officer's death, disability or retirement, all options held by the named executive officer that are exercisable as of the date of such termination may be exercised by the named executive officer or the named executive officer's beneficiary until the earlier of (i) one year following the named executive officer's termination of employment; or (ii) the normal expiration date of the options. All options that are not exercisable on the date of such termination of employment shall terminate and be canceled immediately upon such termination of employment.

        Voluntary Termination or Termination by the Company.    With respect to the Stock Incentive Plan, in the event that any named executive officer's employment with KAR Auction Services or any subsidiary of KAR Auction Services is terminated due to the named executive officer's voluntary resignation without "good reason" (as defined below) or for "cause" (as defined below) by KAR Auction Services or any of its subsidiaries, all options then held by the named executive officer, whether or not then exercisable, shall terminate and be canceled immediately upon such termination of employment. With respect to the Omnibus Plan, in the event that any named executive officer's employment with KAR Auction Services or any subsidiary of KAR Auction Services is terminated due to the named executive officer's voluntary resignation, any options then held by the named executive officer which are exercisable on the date of termination shall be exercisable until the earlier of (i) the 90th day following the named executive officer's termination of employment; or (ii) the normal expiration date of the options. In the event any named executive officer's employment with KAR Auction Services or any subsidiary of KAR Auction Services is terminated for "cause" (as defined below) by KAR Auction Services or any of its subsidiaries, all options then held by the named executive officer, whether or not then exercisable, shall terminate and be canceled immediately upon such termination of employment.

        For this purpose, "cause" means, generally: (i) the refusal or neglect of the named executive officer to perform substantially his employment-related duties; (ii) the named executive officer's personal dishonesty, incompetence, willful misconduct, or breach of fiduciary duty; (iii) the named executive officer's indictment for, conviction of, or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law; (iv) the named executive officer's failure to reasonably cooperate, following a request to do so by KAR Auction Services or any of its subsidiaries, in any internal or governmental investigation; or (v) the named executive officer's material breach of any written covenant or agreement not to disclose any information pertaining to KAR Auction Services or any of its subsidiaries or not to compete or interfere with KAR Auction Services or any of its subsidiaries.

        Termination Without Cause or For Good Reason.    In the event that any named executive officer's employment with KAR Auction Services or any subsidiary of KAR Auction Services is terminated by KAR Auction Services or any of its subsidiaries without cause (as defined above) or by the named executive officer for "good reason" (as defined below), any options then held by the named executive officer which are exercisable on the date of termination shall be exercisable until the earlier of (i) the 90th day following the named executive officer's termination of employment; or (ii) the normal expiration date of the options. Any options held by the named executive officer that are not then exercisable shall terminate and be canceled immediately upon such termination of employment.

        Unless specified otherwise in a named executive officer's employment agreement, the termination of a named executive officer's employment with KAR Auction Services or any of its subsidiaries shall be deemed to be for "good reason" if such named executive officer voluntarily terminates his or her employment with the Company or any subsidiary of the Company as a result of (i) the Company or any subsidiary of the Company significantly reducing the named executive officer's current salary without the named executive officer's prior written consent; or (ii) the Company or any subsidiary of the Company taking any action that would substantially diminish the aggregate value of the benefits provided to the named executive officer under the Company's or such subsidiary's accident, disability, life insurance, or any other employee benefit plans in which the named executive officer participates.

        Upon the Occurrence of an Exit Event/Change in Control.    Upon the occurrence of an Exit Event (as defined in the Stock Incentive Plan), each outstanding and vested service option and each outstanding and vested exit option issued under the Stock Incentive Plan will be canceled in exchange for a cash payment in an amount equal to the excess of the Exit Event Price (as defined in the plan) over the Option Price (as defined in the plan). Upon the occurrence of a Change in Control (as defined in the Omnibus Plan), any unvested or unexercisable portion of any award carrying a right to exercise shall become fully vested and exercisable and the Compensation Committee may cancel all of the outstanding awards under the Omnibus Plan, and in its discretion exchange such awards for cash, shares of the successor entity, or a combination of cash and shares of the successor entity in an amount equal to the excess, if any, of the Fair Market Value (as defined in the Omnibus Plan) of a share of common stock as of the date of the Change in Control over the per share exercise price, if any, of such award.

        As noted above, in March 2013, the Board of Directors modified the vesting criteria for outstanding exit options so that such options vest and become exercisable in four tranches contingent upon the closing price of the shares of common stock of the Company exceeding the threshold levels of $20.00, $25.00, $30.00 or $35.00 for 20 consecutive trading days. In connection with that modification, the exit options included in the first tranche (the exit options associated with the $20.00 threshold level) became fully vested.

KAR LLC Agreement

        The LLC Agreement provides for the following payments to Messrs. Hallett, O'Brien and Loughmiller who are Management Members of KAR LLC, upon the termination of employment scenarios or a change in control, as set forth below:

        Termination for Cause.    In the event that a Management Member's employment is terminated for cause, all KAR Override Units issued to such Management Member will immediately be forfeited. "Cause" means, generally: (i) the refusal or neglect of the Management Member to perform substantially his or her employment-related duties; (ii) the Management Member's personal dishonesty, incompetence, willful misconduct, or breach of fiduciary duty; (iii) the Management Member's indictment for, conviction of, or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law; (iv) the Management Member's failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation; or (v) the Management Member's material breach of any written covenant or agreement not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

        Termination for Any Reason Other Than Cause.    Provided that an Exit Event (as defined in "Elements Used to Achieve Compensation Philosophy and Objectives—Long Term Incentive Opportunity—Equity Incentives Plans") has not occurred and that a definitive agreement is not in effect regarding a transaction which, if consummated, would result in an Exit Event, then all of the Value Units held by Messrs. O'Brien and Loughmiller will be forfeited. Pursuant to the terms of his employment agreement with the Company, Mr. Hallett will be permitted to retain his KAR LLC Value Units in the case that his employment is terminated for any reason other than cause, as defined in his employment agreement.

        Upon the Occurrence of an Exit Event.    Upon the occurrence of an Exit Event, all Operating Units that are held by the Management Members shall vest and Value Units held by such Management Members shall vest and become eligible to participate in distributions in accordance with the following schedule:

  •
  No Value Units will vest and participate in distributions unless, upon the occurrence of the Exit Event, the Investor Members receive an internal rate of return, compounded annually, on their investment in KAR LLC of at least 12%, and the Investment Multiple is greater than 1.5.

  •
  A pro-rata portion of the Value Units will vest and participate in distributions if the Investment Multiple is greater than 1.5 but less than 3.5.

  •
  All Value Units will vest and participate in distributions if the Investment Multiple is at least 3.5 and the Investor Members receive an internal rate of return, compounded annually, on their investment in KAR LLC of at least 12%.

        All Value Units that do not vest and become eligible to participate in distributions as provided above will be forfeited and canceled immediately following the Exit Event.

        Requirements With Respect to Non-Competition and Non-Solicitation.    The LLC Agreement provides that, until the later of (i) the date on which the Management Member no longer retains any equity interest in the Company; or (ii) the termination of any severance payable pursuant to any termination or severance agreement, if any, entered into between the Management Member and the Company or any subsidiary of the Company, the Management Member may not become associated with certain entities that are actively engaged, during the 12 months preceding the date such Management Member ceases to hold any equity interest in the Company, in any business that is competitive with the business (or any proposed business) of the Company or any of its subsidiaries in any geographic area in which the Company or any of its subsidiaries does business.

        The LLC Agreement also provides that no Management Member shall directly or indirectly induce any employee of the Company or any of its subsidiaries to (i) terminate employment with such entity; or (ii) otherwise interfere with the employment relationship of the Company or any of its subsidiaries with any person who is or was employed by the Company or such subsidiary. In addition, the LLC Agreement prohibits any Management Member from soliciting or otherwise attempting to establish for himself or herself any business relationship with any person which is, or which was any time during the 12-month period preceding the date such Management Member ceases to hold any equity interest in the Company, a customer or client of or a distributor to the Company or any of its subsidiaries.

Axle LLC Agreement

        The Axle LLC Agreement provides for the following payments to Mr. O'Brien, who is the only named executive officer that is a Management Member of Axle LLC, upon the termination of employment scenarios or a change in control, as set forth below.

        Termination for Cause.    In the event that Mr. O'Brien's employment is terminated for "cause" (as defined in Mr. O'Brien's employment agreement), all Override Units issued to Mr. O'Brien, including vested Override Units, shall be forfeited.

        Termination for Any Reason Other Than Cause.    All of Mr. O'Brien's Operating Units are vested and, as a result, may only be forfeited upon a termination of his employment for cause (as defined in Mr. O'Brien's employment agreement) or upon the occurrence of an Exit Event as described herein. In the event that Mr. O'Brien's employment is terminated by the Company or one of its subsidiaries for a reason other than cause (as defined in his employment agreement), then Mr. O'Brien's Value Units shall not be forfeited.

        Upon the Occurrence of an Exit Event.    Upon the occurrence of an Exit Event, all vested Operating Units held by Mr. O'Brien become eligible to participate in distributions. All Value Units held by Mr. O'Brien shall vest and become eligible to participate in distributions in accordance with the following schedule:

  •
  No Value Units will vest unless, upon the occurrence of the Exit Event, the Investor Members receive an internal rate of return, compounded annually, on their investment in Axle LLC of at least 12%, and the Investment Multiple is greater than two.

  •
  A pro-rata portion of the Value Units will vest and participate in distributions if the Investment Multiple is greater than two but less than four, and the Investor Members receive an internal rate of return, compounded annually, on their investment in Axle LLC of at least 12%.

  •
  All Value Units will vest and participate in distributions if the Investment Multiple is at least four, and the Investor Members receive an internal rate of return, compounded annually, on their investment in Axle LLC of at least 12%.

        All Value Units that do not vest and become eligible to participate in distributions as provided above will be forfeited and canceled immediately following the Exit Event.

Potential Payments Upon Termination or Change in Control—Tables

        The amounts in the tables below assume that the termination and/or change in control, as applicable, was effective as of December 31, 2012, the last business day of the prior fiscal year, and that the respective named executive officers exercised all options and profit interests available to them at such time. The tables are merely illustrative examples of the impact of a hypothetical termination of employment or change in control. The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the facts and circumstances then prevailing.

James Hallett

				Axle Override Units		KAR Override Units
	Severance	Non-Equity Incentive Pay(1)	KAR Stock Options(2)	Operating Units	Value Units	Operating Units(3)	Value Units(4)	Excise Gross- up		Other (Life Ins)(5)	Total
Death	$559,025	—	$127,125	—	—	$4,348,834	$3,232,271	—		$500,000	$8,767,255
Disability(6)	$559,025	—	$127,125	—	—	$4,348,834	$3,232,271	—		—	$8,267,255
Voluntary Termination	—	—	$127,125	—	—	$4,348,834	—	—		—	$4,475,959
Termination for Cause	—	—	—	—	—	—	—	—		—	—
Term w/o Cause or for Good Reason	$3,264,000	$559,025	$127,125	—	—	$4,348,834	$3,232,271	—		—	$11,531,255
Change in Control (single trigger)	—	$559,025	$1,017,000	—	—	$4,348,834	$3,232,271	—		—	$9,157,130
Termination after Change in Control (double trigger)	$3,264,000	$559,025	$1,017,000	—	—	$4,348,834	$3,232,271		(7)	—	$12,044,965	(7)

(1)
The amount reported is equal to the amount payable to the named executive officer under the Annual Incentive Plan and assuming payment upon a change in control.

(2)
The amount reported assumes a KAR common stock price of $20.24, which was the closing price on December 31, 2012.

(3)
The actual value of the Operating Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Operating Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have assumed, based upon the performance of the Company in 2012, an estimated share price of $199.55 per KAR LLC share. See "Compensation Discussion and Analysis—KAR LLC Override Units" for a description of the Operating Units.

(4)
The actual value of the Value Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Value Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have made certain assumptions based upon the performance of the company in 2012. Specifically, we have assumed:

•
an equity multiple of 2.00;

•
an estimated share price of $199.55 per KAR LLC share; and

•
an internal rate on the Investor Members' investment in KAR LLC greater than 12%.

See "Compensation Discussion and Analysis—KAR LLC Override Units" for a description of the Value Units.

(5)
Under the Group Term Life Policy, Mr. Hallett's designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $500,000.

(6)
Long-term disability is a Company-paid benefit for all employees and only paid after 6 months on short-term disability. The benefit is 66.67% of base pay capped at $10,000 per month.

(7)
Pursuant to the terms of Mr. Hallett's employment agreement, the amount paid would be reduced to the extent necessary to avoid the imposition of the excise tax under Code Section 4999. The reduction would be in an amount equal to $376,165 and would result in Mr. Hallett receiving a total amount equal to $12,044,965.

Eric Loughmiller

				Axle Override Units		KAR Override Units
	Severance	Non-Equity Incentive Pay(1)	KAR Stock Options	Operating Units	Value Units	Operating Units(2)	Value Units(3)	Excise Gross-up	Other (Life Ins)(4)	Total
Death	—	$218,549	—	—	—	$1,275,435	—	—	$500,000	$1,993,984
Disability(5)	—	$218,549	—	—	—	$1,275,435	—	—	—	$1,493,984
Voluntary Termination	—	—	—	—	—	$1,275,435	—	—	—	$1,275,435
Termination for Cause	—	—	—	—	—	—	—	—	—	—
Term w/o Cause or for Good Reason	—	—	—	—	—	$1,275,435	—	—	—	$1,275,435
Change in Control (single trigger)	—	$218,549	—	—	—	$1,275,435	$947,967	—	—	$2,441,951
Termination after Change in Control (double trigger)	—	$218,549	—	—	—	$1,275,435	$947,967	—	—	$2,441,951

(1)
The amount reported is equal to the amount payable to the named executive officer under the Annual Incentive Plan and assuming payment upon a change in control.

(2)
The actual value of the Operating Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Operating Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have assumed, based upon the performance of the Company in 2012, an estimated share price of $199.55 per KAR LLC share. See "Compensation Discussion and Analysis—KAR LLC Override Units" for a description of the Operating Units.

(3)
The actual value of the Value Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Value Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have made certain assumptions based upon the performance of the company in 2012. Specifically, we have assumed:

•
an equity multiple of 2.00;

•
an estimated share price of $199.55 per KAR LLC share; and

•
an internal rate on the Investor Members' investment in KAR LLC greater than 12%.

See "Compensation Discussion and Analysis—KAR LLC Override Units" for a description of the Value Units.

(4)
Under the Group Term Life Policy, Mr. Loughmiller's designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $500,000.

(5)
Long-term disability is a Company-paid benefit for all employees and only paid after 6 months on short-term disability. The benefit is 66.67% of base pay capped at $10,000 per month.

Thomas Caruso

				Axle Override Units		KAR Override Units
	Severance	Non-Equity Incentive Pay(1)	KAR Stock Options(2)	Operating Units	Value Units	Operating Units	Value Units	Excise Gross-up	Other (Life Ins)(3)	Total
Death	—	$438,467	$795,870	—	—	—	—	—	$500,000	$1,734,337
Disability(4)	—	$438,467	$795,870	—	—	—	—	—	—	$1,234,337
Voluntary Termination	—	—	$296,804	—	—	—	—	—	—	$296,804
Termination for Cause	—	—	—	—	—	—	—	—	—	—
Term w/o Cause or for Good Reason	—	—	$795,870	—	—	—	—	—	—	$795,870
Change in Control (single trigger)	—	$438,467	$2,293,500	—	—	—	—	—	—	$2,731,967
Termination after Change in Control (double trigger)	—	$438,467	$2,293,500	—	—	—	—	—	—	$2,731,967

(1)
The amount reported is equal to the amount payable to the named executive officer under the Annual Incentive Plan and assuming payment upon a change in control.

(2)
The amount reported assumes a KAR common stock share price of $20.24 which was the closing price on December 31, 2012.

(3)
Under the Group Term Life Policy, Mr. Caruso's designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $500,000.

(4)
Long-term disability is a Company-paid benefit for all employees and only paid after 6 months on short-term disability. The benefit is 66.67% of base pay capped at $10,000 per month.

Thomas O'Brien

				Axle Override Units		KAR Override Units
	Severance	Non-Equity Incentive Pay(1)	KAR Stock Options	Operating Units(2)	Value Units(3)	Operating Units(4)	Value Units(5)	Excise Gross-up	Other (Life Ins)(7)	Total
Death	$619,870	—	—	$4,605,067	—	$1,367,028	—	—	$500,000	$7,091,965
Disability(6)	$619,870	—	—	$4,605,067	—	$1,367,028	—	—	—	$6,591,965
Voluntary Termination	—	—	—	$4,605,067	—	$1,367,028	—	—	—	$5,972,095
Termination for Cause	—	—	—	—	—	—	—	—	—	—
Term w/o Cause or for Good Reason	$1,038,170	—	—	$4,605,067	—	$1,367,028	—	—	—	$7,010,265
Change in Control (single trigger)	—	$312,080	—	$4,605,067	$8,230,588	$1,367,028	$1,016,043	—	—	$15,530,806
Termination after Change in Control (double trigger)	$1,707,411	$312,080	—	$4,605,067	$8,230,588	$1,367,028	$1,016,043	—	—	$17,238,217

(1)
The amount reported is equal to the amount payable to the named executive officer under the Annual Incentive Plan and assuming payment upon a change in control.

(2)
The actual value of the Operating Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Operating Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have assumed, based upon the performance of the Company in 2012, an estimated share price of $97.03 per Axle LLC share. See "Compensation Discussion and Analysis—Axle LLC Override Units" for a description of the Operating Units.

(3)
The actual value of the Value Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Value Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have made certain assumptions based upon the performance of the Company in 2012. Specifically, we have assumed:

•
an equity multiple of 3.79;

•
an estimated share price of $97.03 per Axle LLC share; and

•
an internal rate on the Investor Members' investment in Axle LLC greater than 12%.

See "Compensation Discussion and Analysis—Axle LLC Override Units" for a description of the Value Units.

(4)
The actual value of the Operating Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Operating Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have assumed, based upon the performance of the Company in 2012, an estimated share price of $199.55 per KAR LLC share. See "Compensation Discussion and Analysis—KAR LLC Override Units" for a description of the Operating Units.

(5)
The actual value of the Value Units cannot be determined until such time as an Exit Event occurs and all surrounding facts and circumstances are known. These amounts represent an estimate of the value of the Value Units assuming an Exit Event occurred on the last business day of the year. For purposes of this estimate, we have made certain assumptions based upon the performance of the company in 2012. Specifically, we have assumed:

•
an equity multiple of 2.00;

•
an estimated share price of $199.55 per KAR LLC share; and

•
an internal rate on the Investor Members' investment in KAR LLC greater than 12%.

See "Compensation Discussion and Analysis—KAR LLC Override Units" for a description of the Value Units.

(6)
Long-term disability is a Company-paid benefit for all employees and only paid after 6 months on short-term disability. The benefit is 66.67% of base pay capped at $10,000 per month.

(7)
Under the Group Term Life Policy, Mr. O'Brien's designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $500,000.

Donald Gottwald

				Axle Override Units		KAR Override Units
	Severance	Non-Equity Incentive Pay(1)	KAR Stock Options(2)	Operating Units	Value Units	Operating Units	Value Units	Excise Gross-up	Other (Life Ins)(3)	Total
Death	—	$361,435	$725,811	—	—	—	—	—	$500,000	$1,587,246
Disability(4)	—	$361,435	$725,811	—	—	—	—	—	—	$1,087,246
Voluntary Termination	—	—	—	—	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—	—	—	—	—
Term w/o Cause or for Good Reason	$438,564	—	$725,811	—	—	—	—	—	—	$1,164,375
Change in Control (single trigger)	—	$361,435	$725,811	—	—	—	—	—	—	$1,087,246
Termination after Change in Control (double trigger)	$438,564	$361,435	$725,811	—	—	—	—	—	—	$1,525,810

(1)
The amount reported is equal to the amount payable to the named executive officer under the Annual Incentive Plan and assuming payment upon a change in control.

(2)
The amount reported assumes a KAR common stock share price of $20.24 which was the closing price on December 31, 2012.

(3)
Under the Group Term Life Policy, Mr. Gottwald's designated beneficiary is entitled to a payment in an amount equal to two times his annual salary, not exceeding $500,000.

(4)
Long-term disability is a Company-paid benefit for all employees and only paid after 6 months on short-term disability. The benefit is 66.67% of base pay capped at $10,000 per month.

 BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2013 of: (1) each person or entity who owns of record or beneficially 5% or more of any class of KAR Auction Services' voting securities of which 137,105,649 shares were outstanding as of April 17, 2013; (2) each of our directors, director nominees and executive officers; and (3) all of our directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o KAR Auction Services, Inc. 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
KAR Holdings II, LLC	76,378,660	55.7%
KELSO GROUP:
Kelso Investment Associates VII, L.P.(3)(4)	32,396,910	23.6%
KEP VI, LLC(3)(4)	32,396,910	23.6%
Frank T. Nickell(3)(4)(5)	32,396,910	23.6%
Thomas R. Wall, IV(3)(4)(5)	32,396,910	23.6%
George E. Matelich(3)(4)(5)	32,396,910	23.6%
Michael B. Goldberg(3)(4)(5)(6)	32,396,910	23.6%
David I. Wahrhaftig(3)(4)(5)	32,396,910	23.6%
Frank K. Bynum, Jr.(3)(4)(5)	32,396,910	23.6%
Philip E. Berney(3)(4)(5)	32,396,910	23.6%
Frank J. Loverro(3)(4)(5)	32,396,910	23.6%
James J. Connors, II(3)(4)(5)	32,396,910	23.6%
Church M. Moore(3)(4)(5)(6)	32,396,910	23.6%
Stanley de J. Osborne(3)(4)(5)	32,396,910	23.6%
Christopher L. Collins(3)(4)(5)	32,396,910	23.6%
Howard A. Matlin(3)(4)(5)	32,396,910	23.6%
GOLDMAN GROUP:
GS Capital Partners VI Fund, L.P. and related funds(7)(8)	19,358,007	14.1%
VALUEACT GROUP:
ValueAct Capital Master Fund, L.P.(9)(10)(23)(25)	16,935,298	12.4%
AXLE HOLDINGS II, LLC(3)(24)	19,532,603	14.2%
EXECUTIVE OFFICERS AND DIRECTORS
David J. Ament(27)	—	—
Kelly J. Barlow	—	—
Ryan M. Birtwell	—	—
Warren W. Byrd(13)	85,036	*
Thomas J. Carella(6)(8)(21)(22)	19,358,007	14.1%
Thomas J. Caruso(14)	221,681	*
Brian T. Clingen(6)(11)	988,336	*
Robert M. Finlayson(6)	16,237	*
Peter R. Formanek(6)	23,050	*
Michael B. Goldberg(3)(4)(5)(6)(22)	32,396,910	23.6%
Donald S. Gottwald(15)	130,227	*
James P. Hallett(6)(12)	127,944	*
Peter J. Kelly(26)	87,500	*

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
Eric M. Loughmiller(16)	15,052	*
Sanjeev Mehra(6)(8)(21)(22)	19,358,007	14.1%
Church M. Moore(3)(4)(5)(6)(22)	32,396,910	23.6%
Thomas C. O'Brien(6)(17)	19,964	*
Rebecca C. Polak(18)	82,690	*
Benjamin Skuy(19)	152,039	*
Gregory P. Spivy	—	—
David J. Vignes(20)	136,234	*
Jonathan P. Ward(6)	16,405	*
Executive officers and directors as a group (22 persons)(22)	53,857,312	39.3%

*
Less than one percent

(1)
The number of shares includes shares of common stock subject to options exercisable within 60 days of April 17, 2013.

(2)
Shares subject to options exercisable within 60 days of April 17, 2013 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others. Percentages for KAR LLC, Axle LLC, the members of the Kelso Group, the members of the Goldman Group and ValueAct Capital are reflective of beneficial ownership of KAR LLC common interests (which, in certain cases, includes beneficial ownership of KAR LLC common interests held by Axle LLC). Except as indicated, percentages for executive officers and directors are reflective of beneficial ownership of outstanding shares of KAR Auction Services (including shares that may be deemed to be owned by virtue of common ownership interests in KAR LLC or Axle LLC, as applicable).

(3)
The business address for these persons is c/o Kelso & Company, 320 Park Avenue, 24th Floor, New York, NY 10022.

(4)
Includes (i) 13,209,424 shares of common stock held of record by KAR LLC (which are attributable to Axle LLC), by virtue of Kelso Investment Associates VII, L.P., a Delaware limited partnership, or KIA VII, ownership interest in Axle LLC, (ii) 3,270,904 shares of common stock held of record by KAR LLC (which are attributable to Axle LLC), by virtue of KEP VI, LLC, a Delaware limited liability company, or KEP VI, ownership interest in Axle LLC, (iii) 12,757,566 of common stock held of record by KAR LLC, by virtue of KIA VII's ownership interest in KAR LLC and (iv) 3,159,016 shares of common stock held of record by KAR LLC, by virtue of KEP VI's ownership interest in KAR LLC. Kelso GP VII, LLC, a Delaware limited liability company, or GP VII, LLC, is the general partner of Kelso GP VII, L.P., a Delaware limited partnership, or GP VII, L.P. GP VII, L.P. is the general partner of KIA VII. KIA VII is the majority owner of KAR LLC. Each of GP VII, LLC, GP VII, L.P., and KIA VII disclaims beneficial ownership of the shares owned of record by KAR LLC, except to the extent of their respective pecuniary interests therein. Each of GP VII, LLC, GP VII , L.P., and KIA VII, due to their common control, could be deemed to beneficially own each other's securities. GP VII, LLC disclaims beneficial ownership of all of the shares owned of record, or deemed beneficially owned, by each of GP VII L.P. and KIA VII except to the extent of its pecuniary interest therein. GP VII, L.P. disclaims beneficial ownership of all of the shares owned of record, or deemed beneficially owned, by each of GP VII, LLC and KIA VII, except, in the case of KIA VII, to the extent of its pecuniary interest therein. KIA VII disclaims beneficial ownership of all of the shares owned of record, or deemed beneficially owned, by each of GP VII, LLC and GP VII, L.P., except to the extent of its pecuniary interest therein, if any. KIA VII and KEP VI, due to their common control, could be deemed to beneficially own each of the other's shares. KEP VI disclaims beneficial ownership of all of the shares owned of record, or deemed beneficially owned, by each of GP VII, LLC, GP VII L.P. and KIA VII. Each of GP VII, LLC, GP VII L.P. and KIA VII disclaims beneficial ownership of all of the shares owned of record, or deemed beneficially owned, by KEP VI. KEP VI disclaims beneficial ownership of the shares owned of record by KAR Holdings, LLC, except to the extent of its pecuniary interest therein.

(5)
Messrs. Berney, Bynum, Goldberg, Loverro, Matelich, Nickell, Wahrhaftig, Wall, Connors, Osborne, Moore, Collins and Matlin may be deemed to share beneficial ownership of securities owned of record by KAR LLC or indirectly by KIA VII, by virtue of their status as managing members of GP VII, LLC, but disclaim beneficial ownership of such securities. Messrs. Berney, Bynum, Goldberg, Loverro, Matelich, Nickell, Wahrhaftig, Wall, Connors, Osborne, Moore, Collins and Matlin may also be deemed to share beneficial ownership of securities owned of record by KAR LLC or indirectly by KEP VI, by virtue of their status as managing members of KEP VI, but disclaim beneficial ownership of such interests.

(6)
Members of our Board of Directors.

(7)
Shares reported are held of record by KAR LLC but are beneficially owned directly by GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Offshore Fund, L.P. GSCP VI Advisors, L.L.C., GSCP VI Offshore Advisors, L.L.C., Goldman, Sachs Management GP GMBH and GS Advisors VI, L.L.C., together, the GSCP Entities. Affiliates of The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. are the general partner, managing limited partner or the managing partner of each of the GSCP Entities. Goldman, Sachs & Co. is the investment manager for certain of the GSCP Entities. Goldman, Sachs & Co. is a direct and indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. The Goldman Sachs Group, Inc. is a public entity and its common stock is publicly traded on the NYSE. The Goldman Sachs Group, Inc., Goldman, Sachs & Co. and the GSCP Entities share voting and investment power with certain of their respective affiliates. Each of The Goldman Sachs Group Inc. and Goldman, Sachs & Co. disclaims beneficial ownership of the common shares owned directly or indirectly by the GSCP Entities, except to the extent of its pecuniary interest therein, if any.

(8)
The business address for these persons is c/o Goldman, Sachs & Co., 200 West Street, New York, NY 10282.

(9)
Includes 16,131,670 shares of common stock held of record by KAR LLC but is beneficially owned directly by ValueAct Capital Master Fund, L.P. by virtue of ValueAct Capital Master Fund, L.P.'s ownership interest in KAR LLC and may be deemed to be beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC, and as the majority owner of the membership interests of VA Partners I, LLC, and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. Each of the foregoing reporting persons disclaims beneficial ownership of the reported stock except to the extent of their pecuniary interest therein.

(10)
The business address for these persons is c/o ValueAct Capital, 435 Pacific Avenue, 4th Floor, San Francisco, CA 94133.

(11)
Includes (i) 271,373 shares of common stock held of record by KAR LLC (which are attributable to Axle LLC), by virtue of Mr. Clingen's common ownership interest in Axle LLC, and

  (ii) 716,963 shares of common stock held of record by KAR LLC, by virtue of Mr. Clingen's common ownership interest in KAR LLC.

(12)
Includes (i) 56,250 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013, and (ii) 71,694 shares of common stock held of record by KAR LLC, by virtue of Mr. Hallett's common ownership interest in KAR LLC.

(13)
Includes (i) 81,447 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013, and (ii) 3,589 shares of common stock held of record by KAR LLC, by virtue of Mr. Byrd's common ownership interest in KAR LLC.

(14)
Includes (i) 218,092 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013, and (ii) 3,589 shares of common stock held of record by KAR LLC, by virtue of Mr. Caruso's common ownership interest in KAR LLC.

(15)
Includes 130,227 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013.

(16)
Includes (i) 2,152 shares of common stock held of record by KAR LLC, by virtue of Mr. Loughmiller's common ownership interest in KAR LLC, and (ii) 12,900 shares of common stock owned by Mr. Loughmiller.

(17)
Includes (i) 18,527 shares of common stock held of record by KAR LLC (which are attributable to Axle LLC), by virtue of Mr. O'Brien's common ownership interest in Axle LLC, and (ii) 1,437 shares of common stock held of record by KAR LLC, by virtue of Mr. O'Brien's common ownership interest in KAR LLC.

(18)
Includes (i) 5,375 shares of common stock held of record by KAR LLC, by virtue of Ms. Polak's common ownership interest in KAR LLC, and (ii) 77,315 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013.

(19)
Includes (i) 129,112 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013, (ii) 17,927 shares of common stock held of record by KAR LLC, by virtue of Mr. Skuy's common ownership interest in KAR LLC, and (iii) 5,000 shares of common stock owned by Mr. Skuy.

(20)
Includes (i) 128,725 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013, (ii) 2,509 shares of common stock held of record by KAR LLC, by virtue of Mr. Vignes' common ownership interest in KAR LLC, and (iii) 5,000 shares of common stock owned by Mr. Vignes.

(21)
Messrs. Mehra and Carella are managing directors of Goldman, Sachs & Co. Mr. Mehra, Mr. Carella and The Goldman Sachs Group, Inc. each disclaims beneficial ownership of the common stock owned directly or indirectly by the GSCP Entities and Goldman, Sachs & Co., except to the extent of his or its pecuniary interest therein, if any. Each of The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. disclaims beneficial ownership of the common shares owned directly or indirectly by the GSCP Entities, except to the extent of its pecuniary interest therein, if any.

(22)
Includes shares of common stock the beneficial ownership of which (i) Mr. Goldberg may be deemed to share, as described in footnote 5 above, (ii) Mr. Moore may be deemed to share, as described in footnote 5 above, (iii) Mr. Mehra may be deemed to share, as described in footnote 21 above, and (vi) Mr. Carella may be deemed to share, as described in footnote 21 above.

(23)
803,628 shares of common stock directly beneficially owned by ValueAct Capital Master Fund, L.P. and may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General

  Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the sole owner of the limited partnership interests of ValueAct Capital Management, L.P. and the membership interests of ValueAct Capital Management, LLC and as the majority owner of the membership interests of VA Partners I, LLC, and (v) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. Each of the foregoing reporting persons disclaims beneficial ownership of the reported stock, except to the extent of their pecuniary interest therein.

(24)
Axle may be deemed to share beneficial ownership of shares of common stock owned of record by KAR LLC by virtue of its status as a member of KAR LLC. Axle shares investment and voting power along with certain other members of KAR LLC with respect to the securities owned by KAR LLC, but disclaims beneficial ownership of such securities. KIA VII and KEP VI, due to their ownership interest in Axle, could be deemed to share beneficial ownership of securities owned of record by Axle. KIA VII and KEP VI share investment and voting power along with certain other members of Axle with respect to securities owned by Axle, but disclaim beneficial ownership of such common shares except to the extent of their pecuniary interest therein.

(25)
Messrs. Jeffrey W. Ubben, G. Mason Morfit and George F. Hamel may be deemed to share beneficial ownership of securities owned of record by KAR LLC or indirectly by ValueAct Holdings GP, LLC, by virtue of serving on the management board of ValueAct Holdings GP, LLC, but disclaim beneficial ownership of such common shares.

(26)
Includes 87,500 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 17, 2013.

(27)
Certain entities affiliated with Mr. Ament are members of KAR LLC. None of such entities have voting or dispositive power with respect to the common stock owned by KAR LLC.

 CERTAIN RELATED PARTY RELATIONSHIPS

Review and Approval of Transactions with Related Persons

        Pursuant to our written related party transaction policy, the Company reviews relationships and transactions in which the Company, or one of its business units, and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.

        In the course of the review and approval of a related party transaction, the Board of Directors or the Audit Committee may consider the following factors:

  •
  the nature of the related person's interest in the transaction;

  •
  the material terms of the transaction, including, without limitation, the amount and type of transaction;

  •
  the importance of the transaction to the related person;

  •
  the importance of the transaction to the Company;

  •
  whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

  •
  any other matters that we deem appropriate.

        Transactions in which the amount involved exceeds $120,000 in which the Company, or one of its business units, was a participant and a related person had a direct or indirect material interest are disclosed in this proxy statement.

Agreements in Connection with the 2007 Transactions

        On December 22, 2006, KAR LLC entered into a definitive merger agreement to acquire ADESA. The merger occurred on April 20, 2007. Concurrently with the merger, IAA was contributed by affiliates of Kelso & Company and Parthenon Capital and IAA's management to KAR Auction Services. Both ADESA and IAA became wholly owned subsidiaries of KAR Auction Services, which was wholly-owned by KAR LLC prior to the Company's initial public offering. These events are referred to herein as the "2007 Transactions." Upon consummation of the 2007 Transactions, the Company entered into the agreements described below.

        Tag Along Rights.    The IAA continuing investors (as defined below) and KAR LLC entered into an agreement which granted the IAA continuing investors "tag-along rights" to sell their shares of common stock on a pro rata basis with KAR LLC in sales by KAR LLC to third parties. The "IAA continuing investors" are Thomas C. O'Brien, Scott P. Pettit, David R. Montgomery, Donald J. Hermanek, John W. Kett, John R. Nordin and Sidney L. Kerley.

        Registration Rights Agreement.    We entered into a registration rights agreement with KAR LLC and the IAA continuing investors. Under the terms of the registration rights agreement, KAR LLC (at the request of the initiating holders (i.e., two of Kelso, ValueAct Capital and Goldman, Sachs & Co.)) will have the right, subject to certain conditions, to make an unlimited number of requests that we use our best efforts to register under the Securities Act of 1933, as amended, the shares of our common stock owned by KAR LLC. In any demand registration, or if KAR Auction Services proposes to register any shares (subject to certain exceptions, such as benefit plan registrations), all of the parties to the registration rights agreement have "piggyback rights" to participate on a pro rata basis, subject to certain conditions, which in the case of KAR LLC will include the right of each member of KAR LLC to direct KAR LLC to include shares of common stock attributable to each such member of KAR LLC based on such member's ownership interest in KAR LLC.

        In 2012 and 2013, KAR LLC exercised its rights under the registration rights agreement and caused us to file a registration statement under the Securities Act. In December 2012, pursuant to the registration statement, KAR LLC sold 15,525,000 of its shares in KAR Auction Services. We incurred expenses of $0.6 million related to such sale and we received no proceeds from the sale. In March 2013, pursuant to the registration statement, KAR LLC sold 14,950,000 of its shares in KAR Auction Services. We incurred expenses of $0.7 million related to such sale and we received no proceeds from the sale.

        LLC Agreement.    Affiliates or designees of the Equity Sponsors, Axle LLC, certain of our executive officers and other employees and third parties entered into a second amended and restated limited liability company agreement of KAR LLC, or the LLC Agreement. The Equity Sponsors and their affiliates or designees and certain of our executive officers and other employees and third parties hold all of the Class A common units in KAR LLC. In addition, Axle LLC owns all of the Class B common units in KAR LLC. The Class B common units are identical to the Class A common units in all respects, except with respect to distributions. Distributions to holders of units in KAR LLC are made pro rata based on the number of units held by each such holder and the aggregate number of units eligible to participate in the distribution, plus the aggregate amount of distributions to the IAA continuing investors in respect of the options held (or any common stock obtained upon the exercise of such options) by them in Axle Holdings, Inc. that were converted into options to purchase our common stock pursuant to the conversion agreements described below; provided, however, that in order to prevent dilution to the holders (other than Axle LLC) of KAR LLC common units that would be caused by the distribution of amounts to the IAA continuing investors in respect of such options (or any such common stock), the amount available for distribution to Axle LLC in respect of the Class B common units held by Axle LLC is reduced dollar-for-dollar by the net amount distributed to the IAA continuing investors in respect of such converted options (or any common stock obtained upon the exercise of such options) in connection with such distribution. Prior to the completion of the Company's initial public offering, the provisions relating to the Class B common units were revised to reflect and appropriately adjust the dilution to the holders of Class A common units that is caused by the existence of the options held by the IAA continuing investors.

        The LLC Agreement generally restricts the transfer of interests in KAR LLC owned by the Equity Sponsors (and their affiliates, designees or permitted transferees), Axle LLC, our management employees and executive officers and the other employees and third parties holding equity interests in KAR LLC (the "Holders"). Exceptions to this restriction include transfers of common interests by our management employees and executive officers party thereto for certain estate planning purposes and certain involuntary transfers by the Holders in connection with a default, foreclosure, forfeiture, divorce, court order or otherwise than by a voluntary decision of the continuing investor (so long as KAR LLC has been given the opportunity to purchase the interests subject to such involuntary transfer). In addition, each Holder has customary pro rata "tag-along" rights to sell their common interests in KAR LLC in the event of a proposed sale that is permitted by the LLC Agreement of common interests in KAR LLC by any of the Equity Sponsors or Axle LLC to a third party. Similarly, if any two of Kelso, Goldman, Sachs & Co. or ValueAct Capital elect to sell 80% or more of their common interests in KAR LLC to a third party, each of the remaining Holders is required to sell (upon exercise of such selling Holders' "drag-along" rights) a pro rata portion of their respective common interests based on their respective ownership of common interests to such third party at the same price as such selling Holders elect to sell their common interests. The LLC Agreement also provides Holders with certain "piggyback rights" with respect to participation in the registration of our shares pursuant to the registration rights agreement, described above.

        Conversion Agreements.    Each of the IAA continuing investors entered into a separate conversion agreement with us under which such IAA continuing investors exchanged, in connection with the 2007 Transactions, options to purchase common stock of Axle Holdings, Inc. for options to purchase our common stock. As a result of these conversion agreements, certain of the IAA continuing investors hold options to purchase our stock.

        Axle LLC Agreement.    Affiliates of Kelso, affiliates of Parthenon and Magnetite Asset Investors III, L.L.C., Brian T. Clingen, Dan Simon and the IAA continuing investors entered into the Amended and Restated Operating Agreement of Axle LLC, dated May 25, 2005, or the "Axle LLC Agreement." Affiliates of Kelso and Parthenon and Magnetite and Mr. Clingen and a trust established to monitor the estate of Mr. Simon own approximately 99.9% of the common interests in Axle LLC and the IAA continuing investors own less than 0.4%. The Axle LLC Agreement, among other things, provides that the IAA continuing investors were awarded profit interests in Axle LLC that may entitle such persons to a portion of the future appreciation in the value of the assets of Axle LLC. The holders of profit interests in Axle LLC are not entitled to receive shares of our common stock but are only entitled to participate, to the extent such profit interests are vested, in distributions from Axle LLC to its members (including Kelso and Parthenon and the IAA continuing investors). As a result, the existence of these profit interests only dilute the economic interests of the members in Axle LLC and will not dilute the holders of our common stock.

        Financial Advisory Agreements.    The Equity Sponsors own the controlling interest in KAR LLC. We pay the Equity Sponsors' travel expenses related to KAR Auction Services, pursuant to the terms contained in certain financial advisory agreements. We paid the Equity Sponsors approximately $0.1 million for travel expenses incurred in 2012. Additionally, the financial advisory agreements provide that KAR Auction Services indemnify the Equity Sponsors and their respective officers, directors, partners, employees, agents and control persons (as such term is used in the Securities Act and the rules and regulations thereunder) against any and all claims, losses and expenses as incurred arising in connection with the merger and the transactions contemplated by the merger agreement (including the financing of the merger) entered into in connection with the 2007 Transactions.

Director Designation Agreement

        In connection with the Company's initial public offering, we entered into a director designation agreement that provides for the rights of KAR LLC to directly nominate individuals to our Board of Directors. In an amendment to the KAR LLC Agreement that was effective upon consummation of the initial public offering, the Equity Sponsors agreed to their respective rights to nominate the individuals that KAR LLC has the right to nominate under the director designation agreement, with such allocation to be generally based on the Equity Sponsors' relative indirect ownership of our outstanding common stock.

        The director designation agreement provides that, for so long as KAR LLC owns more than 10% of our outstanding common stock, no change will be made to the size of the Board of Directors without the consent of KAR LLC. KAR LLC will have the right to nominate individuals to our Board of Directors at each meeting of stockholders where directors are to be elected and, subject to limited exceptions, we will include in the slate of nominees recommended to our stockholders for election as directors the number of individuals designated by KAR LLC as follows (depending on the percentage ownership of KAR LLC at the time of such election):

  •
  so long as KAR LLC owns more than 50% of our outstanding common stock, seven individuals;

  •
  so long as KAR LLC owns 50% or less but at least 30% of our outstanding common stock, six individuals;

  •
  so long as KAR LLC owns less than 30% but at least 20% of our outstanding common stock, four individuals;

  •
  so long as KAR LLC owns less than 20% but at least 10% of our outstanding common stock, three individuals; and

  •
  so long as KAR LLC owns less than 10% but at least 5% of our outstanding common stock, one individual.

        In addition, so long as KAR LLC has the right to nominate one or more directors under the director designation agreement and beneficially owns 50% or less of our outstanding common stock, and, under certain circumstances, including, in the event an Equity Sponsor loses the right to indirectly nominate an individual under the director designation agreement, each Equity Sponsor will have certain rights to appoint an individual to serve as a non-voting observer at meetings of our Board of Directors.

Transactions with Goldman, Sachs & Co. and its Affiliates

        GS Capital Partners VI Fund, L.P. and other private equity funds affiliated with Goldman, Sachs & Co. beneficially own approximately 14% of our issued and outstanding common stock. Goldman Sachs Credit Partners L.P., an affiliate of GS Capital Partners VI Fund, L.P., was part of the banking syndicate for our credit facility. Goldman Sachs Credit Partners, L.P. holds $10 million of our Term Loan B. Goldman, Sachs & Co. also was an underwriter of the Company's initial public offering in 2009 and secondary offerings of approximately 15,525,000 shares of our common stock in December 2012 and 14,950,000 million shares of our common stock in March 2013. Goldman, Sachs & Co. was paid an underwriting discount and commission of approximately $3,209,308 and $3,021,768, respectively, for the secondary offerings. Messrs. Mehra and Carella are employed by Goldman, Sachs and Co. and serve as directors of our Board of Directors. Messrs. Mehra and Carella both work in a separate division from the division that assisted with the offerings. Goldman, Sachs & Co. and its affiliates may in the future engage in commercial banking, investment banking or other financial advisory transactions with us and our affiliates.

 REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

        In order to submit stockholder proposals for the 2013 annual meeting of stockholders for inclusion in the Company's proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company's principal office in Carmel, Indiana, no later than December 31, 2013.

        The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Rebecca C. Polak, Executive Vice President, General Counsel and Secretary, KAR Auction Services, Inc., 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        The Company's By-Laws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2013 annual meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Secretary at the Company's principal office in Carmel, Indiana (see above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year's annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company's By-Laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 12, 2014, and no later than March 14, 2014. All director nominations and stockholder proposals must comply with the requirements of the Company's By-Laws, a copy of which may be obtained at no cost from the Secretary of the Company.

        Other than the proposals described in this proxy statement, KAR Auction Services does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason, any one or more of KAR Auction Services' nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

        The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

 APPENDIX A—KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN

KAR AUCTION SERVICES, INC.
2009 OMNIBUS STOCK AND INCENTIVE PLAN,
AS AMENDED APRIL 19, 2013

Section 1.    Purpose of Plan.

        The name of the Plan is the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan (as amended, the "Plan"). The purpose of the Plan is to provide an additional incentive to selected management employees, directors, independent contractors, and consultants of the Company or its Affiliates (as hereinafter defined) whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing.

Section 2.    Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)   "Administrator" means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

          (b)   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          (c)   "Award" means any Option, Share Appreciation Right, Restricted Share, Other Share-Based Award or Other Cash-Based Award granted under the Plan.

          (d)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          (e)   "Bylaws" mean the amended and restated bylaws of the Company, as may be amended and/or restated from time to time.

          (f)    "Beneficial Owner" (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Cause" shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define "Cause," Cause shall mean (i) the refusal or neglect of the Participant to perform substantially his or her employment-related duties, (ii) the Participant's personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant's indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company and its Subsidiaries or their reputation or the ability of the Participant to perform his or her employment-related duties or to represent the Company or any Subsidiary of the Company that employs such Participant), (iv) the Participant's failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) the Participant's material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.

          (i)    "Change in Capitalization" means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

          (j)    "Change in Control" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

            (1)   any Person, other than the Investor or its Affiliates, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

            (2)   the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

            (3)   there is consummated a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

            (4)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company's assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

    For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Code Section 409A.

    Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

          (k)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (l)    "Committee" means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. With respect to the approval and payment of any Award intended to be "qualified performance-based compensation" under Code Section 162(m), the Committee shall be composed entirely of individuals who meet the qualifications of an "outside director" within the meaning of Code Section 162(m). If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee's members.

          (m)  "Common Stock" means the common stock, par value $.01 per share, of the Company.

          (n)   "Company" means KAR Auction Services, Inc., a Delaware corporation (or any successor corporation, except as the term "Company" is used in the definition of "Change in Control" above).

          (o)   "Covered Employee" shall have the meaning set forth in Code Section 162(m).

          (p)   "Disability" shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define "Disability," Disability means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

          (q)   "Eligible Recipient" means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid the imposition of additional taxes under Code Section 409A, an Eligible Recipient means an employee, director, independent contractor or consultant of the Company or any Subsidiary of the Company who has been selected as an eligible participant by the Administrator.

          (r)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (s)   "Exercise Price" means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.

          (t)    "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided, however, that (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on the New York Stock Exchange, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (3) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith and in accordance with Code Section 409A.

          (u)   "Investor" means KAR Holdings II, LLC, a Delaware limited liability company.

          (v)   "Option" means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

          (w)  "Other Cash-Based Award" means a cash Award granted to a Participant under Section 10 hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

          (x)   "Other Share-Based Award" means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

          (y)   "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority provided for in Section 3 below, to receive grants of Options, Share Appreciation Rights, Restricted Shares, Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

          (z)   "Performance Goals" means performance goals based on one or more of the following criteria: (i) earnings, including one or more of operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, adjusted EBITDA, economic earnings, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per Share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) cumulative earnings per share growth; (xiii) operating margin or profit margin; (xiv) cost targets, reductions and savings, productivity and efficiencies; (xv) strategic business criteria, consisting of one or more objectively determinable objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xvi) objectively determinable personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xvii) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). Each of the foregoing Performance Goals shall be subject to certification by the Committee; provided, that the Committee may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles (in each case, to the extent not inconsistent with Section 162(m) of the Code, if applicable).

          (aa) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

          (bb) "Restricted Shares" means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.

          (cc) "Retirement" means a termination of a Participant's employment, other than for Cause, on or after the attainment of age 65.

          (dd) "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

          (ee) "Share Appreciation Right" means the right pursuant to an Award granted under Section 8 below to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

          (ff)  "Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

Section 3.    Administration.

          (a)   The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Code Section 162(m) (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Code Section 162(m)) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"). The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Code Section 409A and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Code Section 409A, it shall be awarded and/or issued or paid in a manner that will comply with Code Section 409A, including any applicable regulations or guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

          (b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

            (1)   to select those Eligible Recipients who shall be Participants;

            (2)   to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Other Share-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

            (3)   to determine the number of Shares to be covered by each Award granted hereunder;

            (4)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares and the conditions under which restrictions applicable to such Restricted Shares shall lapse, (ii) the Performance Goals and periods applicable to Awards (if any), (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;

            (5)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Share Appreciation Rights, Restricted Shares or Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

            (6)   to determine the Fair Market Value;

            (7)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant's employment for purposes of Awards granted under the Plan;

            (8)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

            (9)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

          (c)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.    Shares Reserved for Issuance Under the Plan.

          (a)   Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan is 6,492,683 shares. The aggregate Awards granted during any fiscal year to any single individual shall not exceed, subject to adjustment as provided in Section 5 herein: (i) 600,000 shares subject to Options or Share Appreciation Rights, (ii) 300,000 shares subject to Restricted Shares or Other Share-Based Awards (other than Stock Appreciation Rights) and (iii) $5,000,000 with respect to Other Cash-Based Awards.

          (b)   Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the exercise price of an Award (including Shares otherwise underlying an Award of a Share Appreciation Right that are retained by the Company to account for the grant price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan.

Section 5.    Equitable Adjustments.

        In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Shares or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion, provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. The Administrator's determinations pursuant to this Section 5 shall be final, binding and conclusive.

 Section 6.    Eligibility.

        The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7.    Options.

        (a)    General.    Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. Each Option granted hereunder is intended to be a non-qualified Option and is not intended to qualify as an "incentive stock option" within the meaning of Code Section 422.

        (b)    Exercise Price.    The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

        (c)    Option Term.    The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option's term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

        (d)    Exercisability.    Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

        (e)    Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

        (f)    Rights as Shareholder.    A Participant shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 14 hereof.

        (g)    Termination of Employment or Service.

          (1)   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(g)(1) shall be extended to one (1) year after the date of such termination in the event of the Participant's death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2)   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of Retirement, Disability or the death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (3)   In the event of the termination of a Participant's employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

        (h)    Other Change in Employment Status.    An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of an Participant, in the discretion of the Administrator.

Section 8.    Share Appreciation Rights.

        (a)    General.    Share Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Share Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

        (b)    Awards; Rights as Shareholder.    The prospective recipient of a Share Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of sixty

(60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Share Appreciation Rights shall have no rights as shareholders of the Company with respect to the grant or exercise of such rights.

        (c)    Exercisability.

          (1)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

          (2)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

        (d)    Payment Upon Exercise.

          (1)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment.

          (2)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

          (3)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

        (e)    Termination of Employment or Service.

          (1)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

          (2)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

        (f)    Term.

          (1)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

          (2)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 9.    Restricted Shares.

        (a)    General.    Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period (as defined in paragraph (c) of this Section 9), if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The provisions of the Restricted Shares need not be the same with respect to each Participant.

        (b)    Awards and Certificates.    The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an award of Restricted Shares may, in the Company's sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

  The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

  Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company's sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

        (c)    Restrictions and Conditions.    The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:

          (1)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant's termination of employment or service as a director, independent contractor or consultant to the Company or any Affiliate thereof, or the Participant's death or Disability; provided, however, that this sentence shall not apply to any Award which is intended to qualify as "performance-based compensation" under Code Section 162(m). Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

          (2)   Except as provided in Section 15 or in the Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period. Certificates for Shares of unrestricted Common Stock may, in the Company's sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.

          (3)   The rights of Participants granted Restricted Shares upon termination of employment or service as a director, independent contractor, or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

 Section 10.    Other Share-Based or Cash-Based Awards.

        (a)   The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.

        (b)   With respect to Awards that are intended to be "qualified performance-based compensation" under Code Section 162(m), no payment shall be made to a Participant that is or is likely to become a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish other rules applicable to the Other Share-Based Awards and the Other Cash-Based Awards, provided, however, that such rules shall be in compliance with Code Section 162(m) to the extent applicable to any Covered Employee.

Section 11.    Accelerated Vesting In Connection With a Change in Control.

        (a)   Unless otherwise determined by the Administrator or as evidenced in an Award Agreement and except as provided in Section 11(b) below, in the event that a Change in Control occurs, then:

          (1)   any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and

          (2)   the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved.

        Upon a Change in Control, the Committee may provide for the cancellation of all Awards then outstanding. Upon such cancellation, the Company shall make, in exchange for each such Award, a payment either in (i) cash, (ii) shares of the successor entity, or (iii) a combination of cash or shares, at the discretion of the Committee, and in each case as the Committee shall, in its sole discretion determine, in an amount per share subject to such Award equal to the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control over the per share exercise price, if any, of such Award.

        (b)   Notwithstanding anything to the contrary contained herein, unless otherwise determined by the Administrator or as evidenced in an Award Agreement or other agreement between the Company and a Participant, with respect to each Other Cash-Based Award granted to a Participant pursuant to the Company's annual incentive plan or program, in the event that a Change in Control occurs during an annual performance period, each Participant shall be entitled to receive on the date of the Change in Control a payment with respect to such annual incentive award calculated based on the actual performance of the applicable performance goals through the date of the Change in Control, as determined by the Administrator in its discretion, pro-rated based on the number of days of the annual performance period that have elapsed prior to and including the date of the Change in Control.

Section 12.    Amendment and Termination.

        The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent. The Board shall obtain approval of the Company's shareholders for any amendment that would require such approval in order to satisfy the requirements of Code Section 162(m), any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.

Section 13.    Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14.    Withholding Taxes.

        Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the federal, state and local taxes to be withheld and applied to the tax obligations. Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

Section 15.    Transfer of Awards.

        Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a "Transfer") by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant's guardian or legal representative.

 Section 16.    Continued Employment.

        The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 17.    Effective Date.

        The Plan was adopted by the Board and became effective on December 10, 2009 (the "Effective Date").

Section 18.    Term of Plan.

        No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may remain outstanding beyond that date.

Section 19.    Code Section 409A.

        The intent of the parties is that payments and benefits under the Plan comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant's separation from service (or upon the Participant's death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A.

Section 20.    Code Section 162(m).

        The Committee may not delegate its authority to establish Performance Goals, certify performance against the Performance Goals or take other actions with respect to awards that are intended to be "qualified performance-based compensation" under Code Section 162(m). Performance Goals shall be established in writing before the earlier of (i) the 90th day of the performance period or (ii) the date that 25% of the performance period has elapsed. The payment of Awards under the Plan that are subject to the achievement of Performance Goals (including any prorated Awards) shall occur no later than March 15 of the calendar year following the year in which the performance period ends. With respect to Awards intended to be "qualified performance-based compensation" under Code Section 162(m), the Committee shall not have the discretion to pay in excess of the amount earned based on the attainment of the Performance Goals as certified by the Committee.

Section 21.    Governing Law.

        The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: 2. To approve the material terms of the performance goals under the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan in accordance with Section 162(m) of the Internal Revenue Code. 3. To ratify the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013. FOR AGAINST ABSTAIN JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 ANNUAL MEETING OF STOCKHOLDERS OF KAR AUCTION SERVICES, INC. June 12, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 21330030000000001000 3 061213 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.karauctionservices.com MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. O David J. Ament O Ryan M. Birtwell O Thomas J. Carella O Brian T. Clingen O Robert M. Finlayson O Peter R. Formanek O Michael B. Goldberg O James P. Hallett O Sanjeev K. Mehra O Church M. Moore O Thomas C. O'Brien O Gregory P. Spivy O Jonathan P. Ward FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: FOR AGAINST ABSTAIN

ANNUAL MEETING OF STOCKHOLDERS OF KAR AUCTION SERVICES, INC. June 12, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.karauctionservices.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: 2. To approve the material terms of the performance goals under the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan in accordance with Section 162(m) of the Internal Revenue Code. 3. To ratify the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 21330030000000001000 3 061213 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. O David J. Ament O Ryan M. Birtwell O Thomas J. Carella O Brian T. Clingen O Robert M. Finlayson O Peter R. Formanek O Michael B. Goldberg O James P. Hallett O Sanjeev K. Mehra O Church M. Moore O Thomas C. O'Brien O Gregory P. Spivy O Jonathan P. Ward FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. FOR AGAINST ABSTAIN

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 PROXY KAR AUCTION SERVICES, INC. ANNUAL MEETING OF STOCKHOLDERS - JUNE 12, 2013 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Eric M. Loughmiller and Rebecca C. Polak, or each of them, as true and lawful agents and proxies with full power of substitution in each, to attend and represent the undersigned on all matters to come before the Annual Meeting of Stockholders and to vote as designated on the reverse side, all the shares of common stock of KAR Auction Services, Inc., held of record by the undersigned on April 17, 2013, during or at any adjournment or postponement of the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT, at the Renaissance Indianapolis North Hotel, 11925 North Meridian Street, Carmel, Indiana 46032 on Wednesday, June 12, 2013. I hereby acknowledge receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke any proxy previously given by me with respect to such meeting. This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares represented by this proxy "FOR" Proposals 1, 2 and 3 and in the discretion of the proxy holders on any other matter that may properly come before the meeting. (Continued and to be signed on the reverse side.)

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13085 Hamilton Crossing Boulevard Carmel, Indiana 46032
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
PROPOSALS TO BE VOTED ON BY KAR AUCTION SERVICES' STOCKHOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
  Directors Elected Annually
  Director Independence
  Board Nominations and Director Nomination Process
  Diversity
  Information Regarding the Nominees for Election to the Board of Directors
BOARD OF DIRECTORS STRUCTURE AND CORPORATE GOVERNANCE
  Role of the Board of Directors
  Board Leadership
  Board of Directors Meetings and Attendance
  Committees of the Board of Directors
  Board of Directors' Oversight of Risk
  Corporate Governance Documents
  "Controlled Company" Exemption
  Compensation Committee Interlocks and Insider Participation
  Section 16(a) Beneficial Ownership Reporting Compliance
  Director Compensation
  Communications with the Board of Directors
  Executive Sessions
PROPOSAL NO. 2 TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN IN ACCORDANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE
  Background
  Eligible Participants
  Awards
  Award Limitations
  Performance Goals
  New Plan Benefits
PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT AUDITORS
  Proposal
  Report of the Audit Committee
  Fees Paid to KPMG
  Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
  Overview
  Compensation Philosophy and Objectives
  The Role of the Compensation Committee and the Executive Officers in Determining Executive Compensation
  Elements Used to Achieve Compensation Philosophy and Objectives
  Employment and Severance Agreements
  KAR LLC Override Units
  Axle LLC Override Units
  Tax and Accounting Considerations
  Insider Trading Policy
  Results of Say on Pay Votes at 2011 Annual Meeting
  Compensation Committee Report
  Analysis of Risk in the Company's Compensation Structure
  Summary Compensation Table For 2012
  Grants of Plan-Based Awards For 2012
  Employment Agreements with Named Executive Officers
  James Hallett
  Thomas O'Brien
  Donald Gottwald
  Outstanding Equity Awards at Fiscal Year-End For 2012
  Option Exercises During Fiscal Year 2012
  Potential Payments Upon Termination or Change In Control
  Potential Payments Upon Termination or Change in Control—Tables
BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK
CERTAIN RELATED PARTY RELATIONSHIPS
  Review and Approval of Transactions with Related Persons
  Agreements in Connection with the 2007 Transactions
  Director Designation Agreement
  Transactions with Goldman, Sachs & Co. and its Affiliates
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
APPENDIX A—KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN
KAR AUCTION SERVICES, INC. 2009 OMNIBUS STOCK AND INCENTIVE PLAN, AS AMENDED APRIL 19, 2013
  Section 1. Purpose of Plan.
  Section 2. Definitions.
  Section 3. Administration.
  Section 4. Shares Reserved for Issuance Under the Plan.
  Section 5. Equitable Adjustments.
  Section 6. Eligibility.
  Section 7. Options.
  Section 8. Share Appreciation Rights.
  Section 9. Restricted Shares.
  Section 10. Other Share-Based or Cash-Based Awards.
  Section 11. Accelerated Vesting In Connection With a Change in Control.
  Section 12. Amendment and Termination.
  Section 13. Unfunded Status of Plan.
  Section 14. Withholding Taxes.
  Section 15. Transfer of Awards.
  Section 16. Continued Employment.
  Section 17. Effective Date.
  Section 18. Term of Plan.
  Section 19. Code Section 409A.
  Section 20. Code Section 162(m).
  Section 21. Governing Law.